                                           As filed pursuant to Rule 497(c)
                                           Registration No. 2-86837 and 811-3859










                     ANCHOR NATIONAL LIFE INSURANCE COMPANY





                           VARIABLE SEPARATE ACCOUNT

          (PORTION RELATING TO THE AMERICAN PATHWAY VARIABLE ANNUITY)






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     SUPPLEMENT TO THE AMERICAN PATHWAY PROSPECTUS DATED DECEMBER 29, 1999

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The date of the Prospectus is changed to March 31, 2000.




All references in the Prospectus to the date of the Statement of Additional Information is hereby changed to March 31, 2000.




Date: March 31, 2000





                Please keep this Supplement with your Prospectus

                                          As filed pursuant to Rule 497(c)
                                          Registration No. 2-86837 and 811-3859

                              AMERICAN PATHWAY II

                                   PROSPECTUS

                               DECEMBER 29, 1999

       AN INDIVIDUAL DEFERRED VARIABLE BENEFIT AND FIXED BENEFIT ANNUITY
              FLEXIBLE PURCHASE PAYMENT-NONPARTICIPATING CONTRACT

                                   ISSUED BY

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                           VARIABLE SEPARATE ACCOUNT

     The annuity has 8 investment choices - 1 fixed account option and 7 variable accounts listed below. The one year fixed account option is funded through the general account of Anchor National Life Insurance Company ("Anchor National"). Each of the 7 variable accounts invest solely in the shares of the corresponding series of the Anchor Pathway Fund.

        - Growth                                      - High-Yield Bond
        - International                               - U.S. Government/AAA-Rated Securities
        - Growth-Income                               - Cash Management
        - Asset Allocation

     Anchor National discontinued new sales of the contract as of the close of business on August 31, 1993. Anchor National will continue to accept subsequent payments on existing contracts and to issue the contract to new participants in existing qualified retirement plans using the contract as a funding vehicle.

     Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the American Pathway II contract.

     To learn more about the annuity offered by this prospectus, obtain a copy of the Statement of Additional Information ("SAI") dated January 29, 1999. The SAI is on file with Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears on page 28 of this prospectus. For a free copy of the SAI, call us at
(800) 445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

     In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

     THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF ANCHOR PATHWAY FUND. YOU SHOULD READ EACH PROSPECTUS CAREFULLY AND RETAIN BOTH FOR FUTURE REFERENCE.

     ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. ANNUITIES ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS CRIMINAL.

                               TABLE OF CONTENTS

                                                              PAGE
ITEM                                                          ----
DEFINITIONS.................................................     3
SUMMARY.....................................................     4
FEE TABLES..................................................     7
EXAMPLES....................................................     8
CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT
  VALUES....................................................     9
PERFORMANCE DATA............................................    10
DESCRIPTION OF ANCHOR NATIONAL, THE SEPARATE ACCOUNT AND THE
  GENERAL ACCOUNT...........................................    10
     Anchor National Life Insurance Company.................    10
     Separate Account.......................................    11
     General Account........................................    11
VARIABLE ACCOUNT OPTIONS....................................    11
     Voting Rights..........................................    13
     Substitution of Securities.............................    13
FIXED ACCOUNT OPTION........................................    13
     Allocations............................................    13
CONTRACT CHARGES............................................    13
     Insurance Charges......................................    13
     Withdrawal Charges.....................................    14
     Investment Charges.....................................    14
     Contract Maintenance Fee...............................    14
     Transfer Fee...........................................    14
     Premium Tax............................................    14
     Income Taxes...........................................    14
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    15
     Free Withdrawal Amount.................................    15
DESCRIPTION OF THE CONTRACTS................................    15
     Summary................................................    15
     Ownership..............................................    15
     Annuitant..............................................    15
     Modification of the Contract...........................    16
     Assignment.............................................    16
     Death Benefit..........................................    16
     Enhanced Death Benefit.................................    17
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    18
     Purchase Payments......................................    18
     Automatic Dollar Cost Averaging Program................    18
     Allocation of Purchase Payments........................    19
     Accumulation Units.....................................    19
     Free Look..............................................    19
     Transfers During the Accumulation Phase................    20
     Distribution of Contracts..............................    21
     Withdrawals............................................    21
     Systematic Withdrawal Program..........................    21
     Minimum Contract Value.................................    22
INCOME PHASE................................................    22
     Annuity Date...........................................    22
     Income Options.........................................    22
     Other Income Options...................................    24
     Transfers During the Income Phase......................    24
     Deferment of Payments..................................    24
ADMINISTRATION..............................................    24
TAXES.......................................................    25
     Annuity Contracts in General...........................    25
     Tax Treatment of Distributions -- Non-Qualified
      Contracts.............................................    26
     Tax Treatment of Distributions -- Qualified
      Contracts.............................................    26
     Minimum Distributions..................................    26
     Diversification........................................    26
CUSTODIAN...................................................    27
LEGAL PROCEEDINGS...........................................    27

                                                              PAGE
ITEM                                                          ----
REGISTRATION STATEMENTS.....................................    27
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT...........    28
FINANCIAL STATEMENTS........................................    28
APPENDIX A -- PREMIUM TAXES.................................   A-1

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                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.

ANNUITY DATE -- The date on which income payments begin, as selected by you.

ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

FUND -- Anchor Pathway Fund, an open-end management investment company.

INCOME PHASE -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

VARIABLE ACCOUNT(S) -- The variable investment options available under the contract. Each Variable Account has its own investment objective and is invested in the underlying investments of the Fund.

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                                    SUMMARY
--------------------------------------------------------------------------------

     This summary sets forth some of the more important points that you should know and consider before investing in the American Pathway II Variable Annuity. The remainder of the prospectus discusses the topics in more detail. We urge you to read it carefully and retain it, and the prospectus for the Fund, for future reference.

WHAT IS AN ANNUITY CONTRACT?

     An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

     The American Pathway II Variable Annuity is a contract between you and Anchor National (the Company, Us, We). It is designed to help you invest on a tax deferred basis and meet long-term financial goals, such as retirement funding.

     Like most annuities, this contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the Variable Accounts you allocate money to and/or the interest rate earned on fixed the account option. During the Income Phase, you will receive income payments from your annuity. Your payments may be fixed in dollar amount, may vary with investment performance of the Variable Accounts or be a combination of both. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.

WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

     A fixed annuity earns interest at a fixed rate guaranteed by the insurance company. A variable annuity typically provides a fixed account option but also provides Variable Accounts. The Variable Accounts are similar to a mutual fund, but are only available through the purchase of an annuity. Most significantly, you as the contract owner bear the entire investment risk with respect to any Purchase Payments allocated to the Variable Accounts of an annuity. This means that the value of your contract will go up and down, depending on the performance of the Variable Accounts.

     American Pathway II Annuity is a variable annuity with one fixed account option and seven Variable Accounts.

WHAT ARE THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT?

     You may allocate money to the following variable investment series of the
Fund:

        - Growth                                        - High-Yield Bond
        - International                                 - U.S. Government/AAA-Rated
        - Growth-Income                                   Securities
        - Asset Allocation                              - Cash Management

     You may also allocate money to the fixed account option for a period of one year. We call this time period the guarantee period. Anchor National guarantees the interest rate credited to money in the fixed account option. The interest rate offered for the guarantee period may differ from time to time, but we will never credit less than a 4% annual effective rate.

     During the Accumulation Phase, you may transfer among the Variable Accounts and/or the fixed account options. Fifteen free transfers are permitted per contract year. After that, we assess a transfer fee.

HOW MAY I ACCESS MY MONEY?

     The contract provides for a free withdrawal amount on your first withdrawal of each contract year. The free withdrawal amount is equal to 10% of total Purchase Payments, still subject to the contingent deferred sales charge (also referred to as the "withdrawal charge"), which have been in your contract one year or longer. You will not get the benefit of a free withdrawal amount upon a full surrender of your contract.

     Withdrawals in excess of these limits may be assessed a withdrawal charge. Generally, withdrawals may be made from your contract in the amount of $500 or more. You may request withdrawals in writing or by establishing systematic withdrawals. Under systematic withdrawals, the minimum withdrawal amount is $250.

     There are no withdrawal charges on that portion of your money invested for seven years or more. Of course, upon a withdrawal you may have to pay income tax. A 10% IRS penalty tax may also apply if you are under age 59 1/2. Additionally, we do not assess withdrawal charges upon payment of a death benefit or when you switch to the Income Phase.

CAN I EXAMINE THE CONTRACT?

     You may cancel your contract within ten days of your receipt of the contract (or longer if required by state law) by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will refund an amount equal to the contract value (unless otherwise required by state law). Its value may be more or less than the money you initially invested.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?

     Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct insurance charges which equal 1.30% annually of the average daily value of your contract allocated to the Variable Accounts. The insurance charges include: mortality and expense risk, 1.15%, and distribution expense, .15%. If you elect the enhanced death benefit, we also deduct an enhanced death benefit charge which equals .10% annually of the average daily value of your contract allocated to the Variable Accounts.

     As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the Variable Accounts, which are estimated to range from .54% to 1.03%.

     If you take money out in excess of the amount allowed for in your contract, you may be assessed a withdrawal charge which is a percentage of the Purchase Payments you withdraw. The withdrawal charge is applied against each Purchase Payment as follows:

---------------------------------------------------------------------------------------
 YEAR                      1          2          3          4          5          6
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 WITHDRAWAL
 CHARGE                   5%         5%         5%         5%         5%         0%
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     Each year, you are allowed to make 15 transfers without charge. After your first 15 free transfers, a $25 transfer fee ($10 in Pennsylvania and Texas) will apply to each subsequent transfer.

     In a limited number of states, you may also be assessed a state premium tax of up to 3.5% depending upon the state.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT?

     Under the standard death benefit, if the Annuitant on your contract dies prior to the Annuity Date, your Beneficiary will receive a death benefit.

     The standard death benefit is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions); or

     3. after your fifth contract year, your contract value on the last anniversary preceding your death, plus any Purchase Payments and less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions) since that contract anniversary.

     We also offer an optional enhanced guaranteed minimum death benefit which is an alternative to the standard death benefit. (SEE DESCRIPTION OF CONTRACTS, ENHANCED DEATH BENEFIT, PAGE 16.)

WHAT ARE THE AVAILABLE INCOME OPTIONS UNDER THE CONTRACT?

     You can select from one of five income options:

       (1) payments for your lifetime;

       (2) payments for your lifetime and your survivor's lifetime;

       (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 years;

       (4) payments for your lifetime, but for not less than 10 or 20 years; and

       (5) payments for a specified period of 3 to 30 years.

     You will also need to decide when your income payments begin and if you want your income payments to fluctuate with investment performance or remain constant. Once you begin receiving income payments, you cannot change your income option.

     If your contract is part of a Non-qualified retirement plan (one that is established with after-tax dollars), payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a Qualified retirement plan using before-tax dollars, the entire payment is taxable as income.

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                                   FEE TABLES
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                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT):

CONTRIBUTION YEAR
       One..................................................     5%
       Two..................................................     5%
       Three................................................     5%
       Four.................................................     5%
       Five.................................................     5%
       Six..................................................     0%
ANNUAL CONTRACT MAINTENANCE FEE.............................    $30
TRANSFER FEE................................................    $25*
(no transfer fee applies to the first 15 transfers in a
  contract year)

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* $10 in Texas and Pennsylvania.
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                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE.......................................  0.80%
EXPENSE RISK CHARGE.........................................  0.35%
DISTRIBUTION EXPENSE CHARGE.................................  0.15%
                                                              ----
       TOTAL EXPENSE CHARGES (EXCLUDING OPTIONAL ENHANCED
        DEATH BENEFIT CHARGE)...............................  1.30%
                                                              ====
OPTIONAL ENHANCED DEATH BENEFIT CHARGE......................  0.10%
       TOTAL EXPENSE CHARGES (INCLUDING OPTIONAL ENHANCED
        DEATH BENEFIT CHARGE)...............................  1.40%

---------------

                ANNUAL OPERATING EXPENSES OF ANCHOR PATHWAY FUND
                 (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE
                  FUND'S FISCAL YEAR ENDED NOVEMBER 30, 1998)

                                                                                                      U.S.
                                                             GROWTH-     ASSET                     GOVERNMENT/      CASH
                                    GROWTH   INTERNATIONAL   INCOME    ALLOCATION    HIGH-YIELD     AAA RATED    MANAGEMENT
                                    SERIES      SERIES       SERIES      SERIES     BOND SERIES      SERIES        SERIES
                                    ------   -------------   -------   ----------   ------------   -----------   ----------
Investment Advisory Fee...........  0.30%        0.60%        0.30%      0.31%         0.32%          0.32%        0.33%
Business Management Fee...........  0.20%        0.24%        0.20%      0.21%         0.21%          0.22%        0.22%
Other Expenses:
  Custodian and trustee fees......  0.03%        0.17%        0.03%      0.05%         0.05%          0.06%        0.05%
  Auditing and legal fees.........  0.00%        0.01%        0.00%      0.01%         0.02%          0.03%        0.03%
  Other expenses..................  0.01%        0.01%        0.01%      0.00%         0.00%          0.00%        0.00%
TOTAL FUND OPERATING EXPENSES.....  0.54%        1.03%        0.54%      0.58%         0.60%          0.63%        0.63%

------------

 THE ABOVE EXPENSES WERE PROVIDED BY THE FUND, THE COMPANY HAS NOT VERIFIED THE
                          ACCURACY OF THE INFORMATION.

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                                    EXAMPLES
--------------------------------------------------------------------------------

EXAMPLES, if you have not elected the enhanced death benefit, you would pay the following expenses on a $1,000 investment assuming 5% annual return on assets and:
     (a) surrender the contract at the end of the stated time period; and
     (b) if the contract is not surrendered*.

                  SERIES                      1 YEAR             3 YEARS             5 YEARS             10 YEARS
                  ------                      ------             -------             -------             --------
Growth....................................    (a) $69            (a) $108            (a) $150            (a) $216
                                              (b) $19            (b) $ 58            (b) $100            (b) $216
International.............................    (a) $74            (a) $123            (a) $175            (a) $267
                                              (b) $24            (b) $ 73            (b) $125            (b) $267
Growth-Income.............................    (a) $69            (a) $108            (a) $150            (a) $216
                                              (b) $19            (b) $ 58            (b) $100            (b) $216
Asset Allocation..........................    (a) $69            (a) $109            (a) $152            (a) $220
                                              (b) $19            (b) $ 59            (b) $102            (b) $220
High-Yield Bond...........................    (a) $69            (a) $110            (a) $153            (a) $223
                                              (b) $19            (b) $ 60            (b) $103            (b) $223
U.S. Government/AAA Rated.................    (a) $70            (a) $111            (a) $154            (a) $225
                                              (b) $20            (b) $ 61            (b) $104            (b) $225
Cash Management...........................    (a) $70            (a) $111            (a) $154            (a) $225
                                              (b) $20            (b) $ 61            (b) $104            (b) $225

EXAMPLES, for a Contract on which you have elected the enhanced death benefit, you would pay the following expenses on a $1,000 investment assuming 5% annual return on assets and:
     (a) surrender the contract at the end of the stated time period; and
     (b) if the contract is not surrendered*.

                  SERIES                      1 YEAR             3 YEARS             5 YEARS             10 YEARS
                  ------                      ------             -------             -------             --------
Growth....................................    (a) $70            (a) $111            (a) $155            (a) $226
                                              (b) $20            (b) $ 61            (b) $105            (b) $226
International.............................    (a) $75            (a) $126            (a) $180            (a) $277
                                              (b) $25            (b) $ 76            (b) $130            (b) $277
Growth-Income.............................    (a) $70            (a) $111            (a) $155            (a) $226
                                              (b) $20            (b) $ 61            (b) $105            (b) $226
Asset Allocation..........................    (a) $70            (a) $112            (a) $157            (a) $231
                                              (b) $20            (b) $ 62            (b) $107            (b) $231
High-Yield Bond...........................    (a) $70            (a) $113            (a) $158            (a) $233
                                              (b) $20            (b) $ 63            (b) $108            (b) $233
U.S. Government/AAA Rated.................    (a) $71            (a) $114            (a) $159            (a) $236
                                              (b) $21            (b) $ 64            (b) $109            (b) $236
Cash Management...........................    (a) $71            (a) $114            (a) $159            (a) $236
                                              (b) $21            (b) $ 64            (b) $109            (b) $236

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* Anchor National does not impose any fees or charges when beginning the Income Phase of your contract.

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the fee tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The table reflects expenses of the separate account as well as the Fund. The examples do not illustrate the tax consequences of surrendering the contract.

2. The examples assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the examples.

3. For purposes of the amounts reported in the examples, the contract maintenance fee is calculated by dividing the total amount of contract maintenance fees anticipated to be collected during the year by the total net assets of the separate account's series and the related fixed account assets.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

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                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
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                                    YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
       VARIABLE ACCOUNTS           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
      OF SEPARATE ACCOUNT         11/30/89   11/30/90   11/30/91   11/30/92   11/30/93   11/30/94   11/30/95   11/30/96
      -------------------         --------   --------   --------   --------   --------   --------   --------   --------
Growth
    Beg. AUV....................   $17.70     $25.99     $23.47     $29.37     $35.17     $41.05     $41.86     $57.00
    End AUV.....................   $25.99     $23.47     $29.37     $35.17     $41.05     $41.86     $57.00     $64.16
    Ending Number of AUs
      (000).....................    7,318     11,434     15,619     18,313     17,915     17,020     15,740     12,673
International(1)
    Beg. AUV....................       --     $10.00     $ 9.61     $10.01     $ 9.91     $12.48     $13.32     $14.62
    End AUV.....................       --     $ 9.61     $10.01     $ 9.91     $12.48     $13.32     $14.62     $17.31
    Ending Number of AUs
      (000).....................       --      1,426      5,058      8,666     15,403     19,494     15,613     14,410
Growth-Income
    Beg. AUV....................   $19.50     $25.58     $23.35     $27.93     $31.99     $35.47     $35.70     $47.04
    End AUV.....................   $25.58     $23.35     $27.93     $31.99     $35.47     $35.70     $47.04     $56.59
    Ending Number of AUs
      (000).....................   14,235     18,151     20,935     24,304     24,321     21,452     18,752     16,244
Asset Allocation(2)
    Beg. AUV....................   $10.00     $10.91     $10.61     $12.41     $13.96     $15.25     $14.93     $19.31
    End AUV.....................   $10.91     $10.61     $12.41     $13.96     $15.25     $14.93     $19.31     $22.74
    Ending Number of AUs
      (000).....................    2,138      5,189      6,306      9,611     10,926      9,558      7,954      6,731
High-Yield Bond
    Beg. AUV....................   $18.40     $19.78     $19.55     $24.93     $28.06     $32.25     $30.34     $35.62
    End AUV.....................   $19.78     $19.55     $24.93     $28.06     $32.25     $30.34     $35.62     $40.11
    Ending Number of AUs
      (000).....................    4,338      4,051      4,723      5,272      5,907      4,200      4,115      3,274
U.S. Government/AAA-Rated
  Securities
    Beg. AUV....................   $12.13     $13.39     $14.16     $15.89     $17.23     $19.15     $18.12     $20.73
    End AUV.....................   $13.39     $14.16     $15.89     $17.23     $19.15     $18.12     $20.73     $21.58
    Ending Number of AUs
      (000).....................    6,415      9,061     12,105     13,392     11,935      8,242      6,505      5,045
Cash Management
    Beg. AUV....................   $13.10     $14.08     $15.01     $15.69     $15.99     $16.20     $16.56     $17.24
    End AUV.....................   $14.08     $15.01     $15.69     $15.99     $16.20     $16.56     $17.24     $17.86
    Ending Number of AUs
      (000).....................    5,637     10,920     12,618     12,728     11,875     11,258      5,852      4,993

                                      YEAR ENDED            YEAR ENDED
                                       11/30/97              11/30/98
       VARIABLE ACCOUNTS          -------------------   -------------------
      OF SEPARATE ACCOUNT            *          **         *          **
      -------------------         --------   --------   --------   --------
Growth
    Beg. AUV....................  $ 64.16     $83.15    $ 78.39     $78.38
    End AUV.....................  $ 78.39     $78.38    $ 96.88     $96.78
    Ending Number of AUs
      (000).....................   10,205         15      8,320        247
International(1)
    Beg. AUV....................  $ 17.31     $21.44    $ 19.34     $19.34
    End AUV.....................  $ 19.34     $19.34    $ 21.87     $21.85
    Ending Number of AUs
      (000).....................   11,563          8      8,517        275
Growth-Income
    Beg. AUV....................  $ 56.59     $70.36    $ 69.61     $69.61
    End AUV.....................  $ 69.61     $69.61    $ 79.08     $78.99
    Ending Number of AUs
      (000).....................   13,632         20     11,186        346
Asset Allocation(2)
    Beg. AUV....................  $ 22.74     $26.52    $ 26.46     $26.45
    End AUV.....................  $ 26.46     $26.45    $ 28.54     $28.51
    Ending Number of AUs
      (000).....................    5,870          6      4,580        117
High-Yield Bond
    Beg. AUV....................  $ 40.11     $44.53    $ 44.64     $44.64
    End AUV.....................  $ 44.64     $44.64    $ 45.51     $45.46
    Ending Number of AUs
      (000).....................    2,657          1      2,110         66
U.S. Government/AAA-Rated
  Securities
    Beg. AUV....................  $ 21.58     $22.27    $ 22.61     $22.60
    End AUV.....................  $ 22.61     $22.60    $ 24.24     $24.22
    Ending Number of AUs
      (000).....................    3,607          3      3,209         75
Cash Management
    Beg. AUV....................  $ 17.86        ***    $ 18.51        ***
    End AUV.....................  $ 18.51        ***    $ 19.19     $19.18
    Ending Number of AUs
      (000).....................    3,739          0      3,222        100

------------

AUV -- Accumulation Unit Value
AU -- Accumulation Units
(1) First offered May 9, 1990.
(2) First offered March 31, 1989.
  * Applies to Contracts Without Optional Enhanced Death Benefit feature.
 ** Applies to Contracts With Optional Enhanced Death Benefit feature. Inception dates for the Variable Accounts are 10/15/97, 10/16/97, 10/16/97, 10/17/97,
    11/12/97 and 10/16/97, respectively.
*** As of November 30, 1997, there were no funds in this Variable Account.

--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------

     We advertise the Money Market Account's "yield" and "effective yield." Both figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Account refers to the net income generated for a contract funded by an investment in the Cash Management Account over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Cash Management Account is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

     In addition, the separate account may advertise "total return" data for its other Variable Accounts. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Account made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Account. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     The separate account may also advertise an annualized 30-day (or one month) yield figure for Variable Accounts other than the Cash Management Account. These yield figures are based upon the actual performance of the Variable Account over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring contract charges (but will not reflect any withdrawal charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

     More detailed information on the computation of advertised performance data for the separate account is contained in the SAI.

--------------------------------------------------------------------------------

              DESCRIPTION OF ANCHOR NATIONAL, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

ANCHOR NATIONAL LIFE INSURANCE COMPANY

     Anchor National is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067-6022. We conduct life insurance and annuity business in the District of Columbia and all states except New York. We are an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

     Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, CalAmerica Life Insurance Company, SunAmerica National Life Insurance Company, SunAmerica Asset Management Corp., Resources Trust Company and six broker-dealers, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, premium finance, broker-dealer services and trust administration services.

     Anchor National may advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of Anchor National's financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. These ratings do not relate to the performance of the Variable Accounts.

SEPARATE ACCOUNT

     Anchor National originally established Variable Separate Account (the "separate account") under California law on June 25, 1981. We redomesticated under Arizona law on January 1, 1996 and the separate account was assumed by Anchor National. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. Anchor National owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income, gains, and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of Anchor National.

GENERAL ACCOUNT

     Money allocated to the fixed account option goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

--------------------------------------------------------------------------------

                           VARIABLE PORTFOLIO OPTIONS
--------------------------------------------------------------------------------

     The contract currently offers seven variable investment Variable Accounts. These Variable Accounts invest in a specified series of the Fund. These Variable Accounts operate similarly to a mutual fund but are only available through the purchase of this annuity contract. The underlying series of the Fund are:

        - GROWTH SERIES                                 - ASSET ALLOCATION SERIES
        - INTERNATIONAL SERIES                          - HIGH-YIELD BOND SERIES
        - GROWTH-INCOME SERIES                          - U.S. GOVERNMENT/AAA-RATED
                                                          SECURITIES SERIES
                                                        - CASH MANAGEMENT SERIES

     The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940. Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, one of the nation's largest and oldest investment management organizations, serves as the investment adviser to the Fund. The administration and business affairs of the Fund are managed by SunAmerica Asset Management Corp., an indirectly wholly owned subsidiary of the Company.

     The Fund offers its shares solely to the separate account. Fund shares are used solely as the underlying investment medium for the contracts offered in this prospectus. In the future, however, Fund shares may be used as the underlying investment medium for other annuity contracts or variable life contracts offered by the Company. The offering of Fund shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable life separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither the Company nor the Fund currently foresees such disadvantages either to variable life or variable annuity owners, the Board of Trustees of the Fund would monitor events in order to identify any material conflicts to determine what action, if any, would need to be taken in response thereto.

     YOU SHOULD READ THE PROSPECTUS FOR THE FUND CAREFULLY. THE PROSPECTUS CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING MORE DETAILED INFORMATION ABOUT EACH SERIES' INVESTMENT OBJECTIVE AND RISK FACTORS.

VOTING RIGHTS

     Anchor National is the legal owner of the Fund's shares. However, when a Variable Account solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION OF SECURITIES

     If Variable Accounts become unavailable for investment, we may be required to substitute shares of another Variable Account. We will seek prior approval of the SEC and give you notice before substituting shares.

--------------------------------------------------------------------------------

                              FIXED ACCOUNT OPTION
--------------------------------------------------------------------------------

ALLOCATIONS

     The contract also offers a fixed account option for a 1-year period. We call this time period the guarantee period. The fixed account option pays interest at a rate set and guaranteed by Anchor National. The interest rate may differ from time to time and is set at our sole discretion. We will never credit less than a 4% annual effective rate to the fixed account option. The interest rate offered for new Purchase Payments may differ from interest rates offered for subsequent Purchase Payments and money already in the fixed account option. Once established, the rate for the specified payments do not change during the guarantee period.

     When the guarantee period ends, you may leave your money in the fixed account. You may also reallocate your money to the Variable Accounts. If you want to reallocate your money you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate the money. If we do not hear from you, we will keep your money in the fixed account where it will earn the renewal interest rate applicable at that time.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------

     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

     The amount of this charge is 1.30% annually, of the value of your contract invested in the Variable Accounts. If you elect the enhanced death benefit, we also deduct an enhanced death benefit charge which equals 10% annually, of the value of your contract allocated to the Variable Accounts. We deduct the charge daily.

     The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution we assume. If these charges do not cover all expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT, ON THE NEXT PAGE.) If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.

     We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for five complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage applies to each Purchase Payment, as follows:


---------------------------------------------------------------------------------
        YEAR              1         2         3         4         5         6
---------------------------------------------------------------------------------
  WITHDRAWAL CHARGE      5%        5%        5%        5%        5%        0%
---------------------------------------------------------------------------------

     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.

     We do not assess a withdrawal charge for money withdrawn to pay a death benefit or to begin the Income Phase of your contract. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES, PAGE 25.

INVESTMENT CHARGES

     Charges are deducted from the Underlying Funds for the advisory and other expenses of the underlying Variable Accounts. THE FEE TABLES LOCATED AT PAGE 7 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectus for the Fund.

CONTRACT MAINTENANCE FEE

     During the Accumulation Phase, we subtract a contract maintenance fee from your account once per contract year. This charge compensates us for the cost of contract administration. We deduct the $30 contract maintenance fee from your account value on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE

     The contract currently provides for 15 free transfers between investment options each contract year. After that, a charge of $25 applies to each additional transfer in any one contract year ($10 in Pennsylvania and Texas). SEE INCOME PHASE, TRANSFERS DURING THE ACCUMULATION PHASE, PAGE 24.

PREMIUM TAX

     Certain states charge us a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently, we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX A provides more information about premium taxes.

INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

     Your contract provides for a free withdrawal amount. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn without penalty.

     The contract provides for a free withdrawal amount on your first withdrawal of each contract year. The free withdrawal amount is equal to 10% of total Purchase Payments, still subject to the withdrawal charge, which have been in your contract one year or longer.

     We will waive the withdrawal charge upon payment of a death benefit and when you switch to the Income Phase of your contract.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.

OWNERSHIP

     You, as the contract owner, are entitled to the rights and privileges of the contract. If you die during the Accumulation Phase, your Beneficiary will become the owner of the contract unless you elect otherwise. Joint owners have equal ownership interests in the contract unless we advise otherwise in writing. Only spouses may be joint owners.

ANNUITANT

     The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

     If the Annuitant on your contract dies prior to the Annuity Date, your Beneficiary will receive a death benefit. The standard death benefit is an automatic feature of your contract. We also offer an optional enhanced guaranteed minimum death benefit which you may elect as an alternative to the standard death benefit. The optional enhanced death benefit is described in the next section.

     The standard death benefit on your contract is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions); or

     3. after your fifth contract year, your contract value on the last contract anniversary preceding your death plus any Purchase Payments and less any withdrawals or partial annuitizations (and any fees or charges applicable to such distributions) since that contract anniversary.

     We do not pay the death benefit if the Annuitant dies after you switch to the Income Phase. However, if the Annuitant dies during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS, PAGE 22.)

     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     We may require additional proof before we pay the death benefit.

     The death benefit payment must begin immediately upon receipt of all necessary documents. In any event, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of the Annuitant's death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

     If you are the Annuitant and your spouse is the Beneficiary, the Beneficiary/spouse can elect to continue the contract at the then current value upon your death. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her.

ENHANCED DEATH BENEFIT

     If you elect the optional enhanced death benefit and the Annuitant on your contract dies prior to the Annuity date we will pay to your Beneficiary the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. the maximum contract anniversary value between the date the enhanced death benefit goes into effect and the Annuitant's 75th birthday.

     A contract anniversary value is equal to the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals or partial annuitizations since that anniversary.

     If you elected the enhanced death benefit prior to May 31, 1998, we will pay the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. the maximum contract anniversary value between the date one year prior to the election of the enhanced death benefit and the Annuitant's 75th birthday.

     You may elect the enhanced death benefit by completing the appropriate form. The optional enhanced death benefit form is available from our Annuity Service Center. If you elected the enhanced death benefit prior to May 31, 1998, it will take effect on the day we receive your election. If you elect the enhanced death benefit on or after May 31, 1998, it will take effect on your contract anniversary following the election, or on your contract anniversary if we receive your election on your contract anniversary. We will transfer the Accumulation Units in each Variable Account to corresponding Accumulation Units of that Variable Account with the enhanced death benefit and begin deducting the charge described below on your contract anniversary following election of the enhanced death benefit.

     You may cancel the enhanced death benefit at any time by sending us a written request. If you cancel, the enhanced death benefit will terminate on your next contract anniversary and the standard death benefit will be reinstated. If you cancel the enhanced death benefit on your contract anniversary, the cancellation will take effect on that date. We will cease deducting the charge for the enhanced death benefit upon cancellation and transfer the Accumulation Units in each Variable Account to corresponding Accumulation Units of that Variable Account without the enhanced death benefit. You cannot reinstate the enhanced death benefit after you cancel it.

     We assess a daily charge for the enhanced death benefit so long as the enhanced death benefit is elected and remains in effect. If you elected the enhanced death benefit prior to May 31, 1998, we will waive the daily charge until your contract anniversary following election. The charge is equal to 0.10% of the average daily value of your contract allocated to the Variable Accounts. (SEE FEE TABLES, ANNUAL SEPARATE ACCOUNT EXPENSES ON PAGE 7 AND EXAMPLES ON PAGE 8.)

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

     A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

     This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES, PAGE 25.

--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                $2,000                  $250
--------------------------------------------------------------------
    Non-Qualified              $5,000                  $500
--------------------------------------------------------------------

     Prior Company approval is required to accept Purchase Payments greater than $1,000,000. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $25.00.

     We may refuse any Purchase Payment. In general, Anchor National will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 80.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM

     The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Accounts. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from the Cash Management Account or the fixed account (source accounts) to any other Variable Account. Transfers may be monthly, quarterly, semiannually or annually. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account. You may not participate in the DCA program and the systematic withdrawal program at the same time.

     The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Account to the Growth-Income Account over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following hypothetical values:

-----------------------------------------------------------
                       ACCUMULATION            UNITS
      QUARTER           UNIT VALUE           PURCHASED
-----------------------------------------------------------
         1                $ 7.50                100
         2                $ 5.00                150
         3                $10.00                75
         4                $ 7.50                100
         5                $ 5.00                150
         6                $ 7.50                100
-----------------------------------------------------------

     In this example, you paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ALLOCATION OF PURCHASE PAYMENTS

     We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE ACCOUNT OPTIONS, PAGE 11 AND FIXED ACCOUNT OPTION, PAGE 13.

     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial purchase payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

     When you allocate a Purchase Payment to the Variable Accounts, we credit your contract with Accumulation Units of the separate account based upon AUV next determined after receipt. We determine the number of Accumulation Units credited by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Account. The value of an Accumulation Unit will go up and down based on the performance of the Variable Accounts.

     We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Account;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Account.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Asset Allocation Account. The value of an Accumulation Unit for the Asset Allocation Account is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the Asset Allocation Account.

     Performance of the Variable Accounts and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

     You may cancel your contract within ten days after receiving it (or longer if required by state law). Anchor National calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested.

     Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

TRANSFERS DURING THE ACCUMULATION PHASE

     During the Accumulation Phase you may transfer funds between the Variable Accounts and/or the fixed account options. You must transfer at least $500. If less than $500 will remain in any Variable Account after a transfer, that amount must be transferred as well. You may not transfer more than 25% of the fixed account value to the Variable Accounts per contract year. Additionally, transfers from the fixed account may not be made during the 90 days preceding your Annuity Date.

     You may request transfers of your account value between the Variable Accounts and/or the fixed account option in writing or by telephone. We currently allow 15 free transfers per contract per year. A charge of $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year applies after the first 15 transfers. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year.

     We accept transfer requests by telephone unless you specify not to on your contract application. Additionally, in the future you may be able to execute transfers or other financial transactions over the internet. When receiving instructions over the telephone, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone.

     Upon implementation of internet account transfers we will have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, Anchor National would not be responsible for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow any procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

     We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that:

     - Excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying Variable Accounts; or

     - The underlying Variable Accounts inform us that they need to restrict the purchase or redemption of the shares because of excessive trading or because a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying Variable Accounts.

     Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to certain rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We will notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that:

     - such third party has been appointed by a court of competent jurisdiction to act on your behalf; or

     - such third party is a trustee/fiduciary for you or appointed by you to act on your behalf for all your financial affairs.

     We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE

TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

     For information regarding transfers during the Income Phase, SEE INCOME PHASE, TRANSFERS DURING THE INCOME PHASE, PAGE 22.

     We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DISTRIBUTION OF CONTRACTS

     Registered representatives of broker-dealers sell the contract. Anchor National pays commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 5.5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments. No underwriting fees are paid in connection with the distribution of the contract.

     From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

     SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services is an affiliate of Anchor National is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

WITHDRAWALS

     You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. (SEE INCOME PHASE, PAGE 22.)

     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, a deduction for premium taxes and the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGE, PAGE 14.)

     Under most circumstances, the partial withdrawal minimum is $500. We require that the value of your contract be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Account and the fixed account option in which your contract is invested.

     Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. (SEE TAXES ON PAGE 25.)

     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Accounts is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

     Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

     During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. You may withdraw up to 10% of your total Purchase Payments in any twelve month period. There must be at least $100 remaining in each Variable Account after a withdrawal from your contract at all times. Other withdrawals may be subject to a withdrawal charge and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program. You may not participate in both the systematic withdrawal program and the DCA program at the same time.

     The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. Anchor National reserves the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

--------------------------------------------------------------------------------

                                  INCOME PHASE
--------------------------------------------------------------------------------

ANNUITY DATE

     During the Income Phase, we use the money accumulated in your contract to make regular monthly income payments to you. You may switch to the Income Phase any time after your 2nd contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least thirty days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Additionally, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

     Income payments must begin on or before your 85th birthday (80th birthday if your contract was issued prior to June 1, 1990.) If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

     In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. (SEE TAXES, PAGE 25.)

INCOME OPTIONS

     Currently, this contract offers 6 income options, four of which can provide variable income payments, fixed income payments or a combination of both and two options which provide a fixed income stream only. Depending on the income option you select, your payments may be fixed or variable. Further, if you are invested in both the fixed and variable investment options when payments begin, your payments will be fixed and variable. If income payments are fixed, Anchor National guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments based on joint lives, we pay according to option 3.

     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

FIXED AND/OR VARIABLE INCOME OPTIONS

     OPTION 1 -- LIFE INCOME ANNUITY

     This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 -- JOINT AND TWO-THIRDS SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. During the survivor's lifetime, we determine variable income payments by using two-thirds of the number of each type of Annuity Units credited to your contract. Fixed monthly payments during the lifetime of the survivor will be equal to two-thirds of the fixed monthly payment paid during your joint lifetimes. Income payments stop when the survivor dies.

     OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

     This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

     This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

FIXED INCOME ONLY OPTIONS

     OPTION 5 -- INCOME FOR A SPECIFIED PERIOD

     This option provides income payments for a guaranteed period ranging from 3 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract.

     OPTION 6 -- FIXED PAYMENTS

     The Company holds the amount used to calculate fixed payments under this option in its general account. You earn interest on that amount. Fixed payments will be made in such amounts and at such times as may be agreed upon with the Company, and will continue until the amount held by the Company with interest is exhausted. The final payment will be for the balance remaining and may be less than the amount of each preceding payment. Interest will be credited yearly on the amount remaining unpaid at a rate determined by the Company from time to time, but not less than 4% per year compounded annually. The rate may be changed at any time. However, that the rate may not be changed more frequently than once during each calendar year.

     We make income payments on a monthly basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, the frequency of your payments may be decreased, state law allowing.

     If you are invested in the Variable Accounts after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Accounts on the Annuity Date, and;

     - the 4% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Accounts in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account option and the Variable Accounts after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

OTHER INCOME OPTIONS

     Other income options may be made available to you at the sole discretion of Anchor National. However, to the extent that withdrawal charges would otherwise apply to a withdrawal, the same withdrawal charge may apply to any additional income option.

     If your contract was issued under Sections 401, 403(b) or 408 of the IRC, we can only make payments to you or to your spouse.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, one transfer per month is permitted between the Variable Accounts. Transfers during the Income Phase are effected on the first day of the month following your request. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.

     We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

     We rely significantly on computer systems and applications in our daily operations. Many of our systems are not presently year 2000 compliant, which means that because they have historically used only two digits to identify the year in a date, they will fail to distinguish dates in the "2000s" from dates in the "1900s." Anchor National's business, financial condition and results of operations could be materially and adversely affected by the failure of our systems and applications (and those operated by third parties interfacing with our systems and applications) to properly operate or manage these dates.

     Anchor National has a coordinated plan to repair or replace these noncompliant systems and to obtain similar assurances from third parties interfacing with our systems and applications. In fiscal 1997, the Company recorded $6.2 million provision for estimated programming costs to repair noncompliant systems. Anchor National's management is making expenditures which we expect will ultimately total $5.0 million to replace certain other noncompliant systems. Total expenditures relating to the replacement of noncompliant systems will be capitalized by the Company as software costs and will be amortized over future periods. Both phases of the project are progressing according to plan and we expect to substantially complete them by the end of calendar 1998. We will test both the repaired and replacement systems during calendar 1999.

     In addition, we distributed a year 2000 questionnaire to our significant suppliers, distributors, financial institutions, lessors and others we do business with to evaluate their year 2000 compliance plans and state of readiness and to determine how our systems and applications may be affected by their failure to solve their own year 2000 issues. To date, however, we have only received preliminary feedback from such parties and have not independently confirmed any information received from other parties with respect to the year 2000 issues. Therefore, we cannot assure that such other parties will complete their year 2000 conversions in a timely fashion or will not suffer a year 2000 business disruption that may adversely affect our financial condition and results of operations.

     Because we expect to complete our year 2000 conversion prior to any potential disruption to our business, we have not developed a comprehensive year 2000 contingency plan. Anchor National closely monitors the progression of its plan for compliance, and if necessary, would devote additional resources to assure the timely completion of its year 2000 plan. If we determine that our business is at material risk of disruption due to the year 2000 issue or anticipate that our year 2000 conversion will not be completed in a timely fashion, we will work to enhance our contingency plans.

     The above statements are forward-looking. The costs of our year 2000 conversion, the date which we have set to complete such conversion and the possible risks associated with the year 2000 issue are based on our current estimates and are subject to various uncertainties that could cause actual results to differ materially from our expectations. Such uncertainties include, among others, our success in identifying systems and applications that are not year 2000 compliant, the nature and amount of programming required to upgrade or replace each of the affected systems and applications, the availability of qualified personnel, consultants and other resources, and the success of the year 2000 conversion efforts of others.

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                                     TAXES
--------------------------------------------------------------------------------

     NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an IRA, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

     If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: IRAs, Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS

     If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For income payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS

     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

     The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments.

MINIMUM DISTRIBUTIONS

     Generally, the IRS requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

DIVERSIFICATION

     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that each underlying Variable Accounts' management monitors the Variable Accounts so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

     The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Variable Accounts. It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Accounts or the number and type of Variable Accounts owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying Variable Accounts. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

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                                   CUSTODIAN
--------------------------------------------------------------------------------

     State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

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                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     There are no pending legal proceedings affecting the separate account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the separate account.

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                            REGISTRATION STATEMENTS
--------------------------------------------------------------------------------

     Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). It files reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

     Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registrations statement and its exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Accounts and the contract, please refer to the registration statement and its exhibits.

     The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

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               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Variable Account Accumulation Provisions....................     2
Performance Data............................................     3
Taxes.......................................................     6
Distribution of Contracts...................................    10
Financial Statements........................................    11

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                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Financial Statements of the separate account appear in the SAI. Financial information regarding the general account is reported in Anchor National's financial statements, which are also included in the SAI. A copy of the SAI may be obtained by contacting Anchor National, c/o its Annuity Service Center.

                           APPENDIX A - PREMIUM TAXES

     Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                                 QUALIFIED    NON-QUALIFIED
                     STATE                       CONTRACT       CONTRACT
===========================================================================
California                                           .50%          2.35%
---------------------------------------------------------------------------
District of Columbia                                2.25%          2.25%
---------------------------------------------------------------------------
Kentucky                                               2%             2%
---------------------------------------------------------------------------
Maine                                                  0%             2%
---------------------------------------------------------------------------
Nevada                                                 0%           3.5%
---------------------------------------------------------------------------
South Dakota                                           0%          1.25%
---------------------------------------------------------------------------
West Virginia                                          1%             1%
---------------------------------------------------------------------------
Wyoming                                                0%             1%
---------------------------------------------------------------------------
---------------------------------------------------------------------------

Please forward a copy (without charge) of the Statement of Additional

Information concerning American Pathway II Variable Annuity Contracts to:

              (Please print or type and fill in all information.)

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                             State                             Zip

Date:  ___________________    Signed: _________________________________________

Return to: Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299

                       STATEMENT OF ADDITIONAL INFORMATION


                            VARIABLE SEPARATE ACCOUNT


         INDIVIDUAL DEFERRED VARIABLE BENEFIT AND FIXED BENEFIT ANNUITY
             FLEXIBLE PURCHASE PAYMENT - NON-PARTICIPATING CONTRACT




                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                                 March 31, 2000














                This Statement of Additional Information is not a prospectus, but should be read in conjunction with the American Pathway II Prospectus, dated March 31, 2000, as it may be supplemented, a copy of which may be obtained without charge by writing to Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299, or by calling (800) 445-SUN2.

                                TABLE OF CONTENTS


TOPIC                                                                      PAGE
Variable Account Accumulation Provision .....................................3
Performance Data ............................................................4
Taxes .......................................................................6
Distribution of Contracts...................................................10
Financial Statements........................................................11

                  VARIABLE ACCOUNT ACCUMULATION PROVISIONS


         ACCUMULATION UNITS - The number of accumulation units purchased for a contract owner ("Owner") with respect to his or her initial purchase payment is determined by dividing the amount credited to each Variable Account by the accumulation unit value for that Variable Account next computed following acceptance of the application (generally the next business day after receipt of payment by the Company). In the event that an application fails to recite all necessary information, the Company will promptly request that the Owner furnish further instructions and will hold the initial purchase payment in a suspense account, without interest, for a period not exceeding five business days from receipt of the application at the Company. If the necessary information is not received within five business days, the Company will return the initial purchase payment to the prospective Owner unless the prospective Owner, after being informed of the reasons for the delay, specifically consents to the Company retaining the initial purchase payment until the application is made complete. The number of accumulation units purchased with respect to subsequent purchase payments is determined by dividing the amount credited to each Variable Account by the applicable accumulation unit value for the valuation period next determined following receipt of the payment by the Company. The accumulation unit value of each Variable Account varies in accordance with the investment experience of that Variable Account, and is affected by the investment experience of the respective Fund series, by expenses and by the deduction of certain charges.

         VALUE OF AN ACCUMULATION UNIT - The accumulation unit value of each Variable Account was arbitrarily set at $10 when the Variable Account was established. The value of an accumulation unit may increase or decrease from one valuation period to the next. All Variable Accounts are valued as of the close of general trading on the New York Stock Exchange. The value for any valuation period is determined by multiplying the value of an accumulation unit for the last prior valuation period by the net investment factor for that Variable Account for the current valuation period. The value of an accumulation unit is independently computed for each Variable Account using the net investment factor applicable to that Variable Account.

         NET INVESTMENT FACTOR - This is an index used to measure the investment performance of a Variable Account from one valuation period to the next. For each Variable Account, the net investment factor for a valuation period is found by dividing (a) by (b), and reducing the result by (c):

         Where (a) is:
                  The net asset value as of the end of the current valuation period of a share of the series of the Fund in which the assets of the Variable Account are invested, plus the per share amount of any dividends and other distributions on those shares since the end of the immediately preceding valuation period;

         Where (b) is:

                  The net asset value of a share of the specified series of the Fund as of the end of the immediately preceding valuation period;

         And where (c) is:
                  The deduction for mortality, expense and distribution expense risks, that shall remain constant at .00356% for each day in the current valuation period. The maximum daily deduction for mortality, expense risks and distribution risks is equivalent to an annual rate of 1.30%.

         To the extent that the net investment factor is less than 1, the accumulation unit value will decrease. To the extent that the net investment factor is greater than 1, the accumulation unit value will increase.

                                PERFORMANCE DATA


         Performance data for the various Variable Accounts are determined in the manner described below.

CASH MANAGEMENT ACCOUNT

         The annualized current yield and the effective yield for the Cash Management Account for the 7 day period ended December 31, 1999 with and without the Enhanced Death Benefit ("EDB") were as follows:

                                   Current Yield       Effective Yield
                                   -------------       ---------------
          A.   With EDB:           3.80%                 3.88%
          B.   Without EDB:        3.90%                 3.97%

         Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                  Base Period Return = (EV - SV - CMF)/(SV)

         where:

         SV = value of one Accumulation Unit at the start of a 7 day period

         EV = value of one Accumulation Unit at the end of the 7 day period

         CMF = an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

         The change in the value of the Accumulation Unit during the 7 day period reflects the income received, minus any expenses incurred during such 7 day period. The Contract Maintenance Fee ("CMF") is first allocated among the Fixed and Variable Accounts so that each Account's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that investment portfolio. The portion of the CMF allocable to the Cash Management Account is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Account. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                  Current Yield = (Base Period Return) x (365/7)

         The Cash Management Account also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Cash Management Series. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                  Effective Yield = [(Base Period Return + 1)365/7 - 1].

         Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or withdrawal charges.

         The yields quoted should not be considered a representation of the yield of the Cash

Management Account in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Cash Management Account and changes in interest rates on such investments, but also on factors such as a contract owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

         Yield information may be useful in reviewing the performance of the Cash Management Account and for providing a basis for comparison with other investment alternatives. However, the Cash Management Account's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

ALL OTHER VARIABLE ACCOUNTS

         The Variable Accounts other than the Cash Management Account compute their performance data as "total return." The total returns of the various Variable Accounts over the last 1, 5, and 10 year periods, and since their inception, are shown below, both with/without an assumed complete redemption at the end of the period.

             TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIODS ENDING ON
                               DECEMBER 31, 1999
                        (RETURN WITH/WITHOUT REDEMPTION)


WITHOUT ENHANCED           INCEPTION                                                          SINCE
DEATH BENEFIT                DATE            1 YEAR           5 YEARS           10 YEARS      INCEPTION
----------------           ---------         ------           -------           --------      ---------
Growth                     2/07/84           40.54/45.54%     29.66/30.02%      19.79%        18.83%
Growth-Income              2/07/84            2.85/7.85%      19.24/19.73%      13.13%        14.68%
High-Yield Bond            2/07/84           -7.98/-2.98%      6.86/7.62%        8.24%         9.74%
U.S. Government           11/20/85           -6.46/-1.46%       4.72/5.54%       5.92%         6.34%
Asset Allocation           3/31/89            3.88/8.88%      15.18/15.74%      10.98%        11.19%
International              5/03/90           56.11/61.11%      22.51/22.95%       N/A         14.38%

WITH ENHANCED              INCEPTION                                                            SINCE
DEATH BENEFIT                DATE            1 YEAR            5 YEARS          10 YEARS      INCEPTION
----------------           ---------         ------           ----------     ------------     ---------
Growth                     2/07/84           40.39/45.39%    29.56/29.92%        19.69%         18.73%
Growth-Income              2/07/84            2.74/7.74%     19.14/19.63%        13.03%         14.58%
High-Yield Bond            2/07/84           -8.07/-3.07%     6.76/7.52%          8.14%          9.64%
U.S. Government           11/20/85           -6.60/-1.60%     4.62/5.44%          5.82%          6.24%
Asset Allocation           3/31/89            3.77/8.77%     15.08/15.64%        10.88%         11.09%
International              5/03/90           55.96/60.96%    22.41/22.85%         N/A           14.28%



----------

         These figures show the total return hypothetically experienced by contracts funded through the various Variable Accounts over the time periods shown.

        In October 1997, the Company began to offer an optional enhanced death benefit to existing and new policyholders. Choice of this benefit results in a 0.10% increase in the Mortality Risk Charge and slightly reduced annual returns. Therefore, figures are shown both with and without election of the enhanced death benefit.

         Total return for a Variable Account represents a computed annual rate of return that, when compounded annually over the time period shown and applied to a hypothetical initial investment in a contract funded by that Variable Account made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

        P(1+T)n = ERV
         where:
                  P =      a hypothetical initial payment of $1000
                  T =      average annual total return
                  n =      number of year
                ERV =      ending redeemable value of a hypothetical $1000
                           payment made at the beginning of the 1, 5, or 10 year
                           periods at the end of the 1, 5, or 10 year periods
                           (or fractional portion thereof).

         The total return figures given above reflect the effect of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Account, described above. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption in the case of the first of the two sets of figures given in the table for each Variable Account, tax qualification status and time period. Because the impact of Contract Maintenance Fee on a particular contract owner's account would generally have differed from those assumed in the computation, due to differences between most actual allocations and the assumed ones, as well as differences due to varying account sizes, the total return experienced by an actual account over these same time periods would generally have been different from those given above. As with the Cash Management Account's yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.


                                      TAXES

GENERAL

         Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the income option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Non-qualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

         For income payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of income payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

         The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

         The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

         An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and
(2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

         Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

         Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

         The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS


         Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

         An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

QUALIFIED PLANS

         The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

         Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

         Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

         (a)      H.R. 10 PLANS

                  Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (b)      TAX-SHELTERED ANNUITIES

                  Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (c)      INDIVIDUAL RETIREMENT ANNUITIES

                  Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (d)      ROTH IRAS

                  Section 408(a) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

         (e)      CORPORATE PENSION AND PROFIT-SHARING PLANS

                  Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (f)      DEFERRED COMPENSATION PLANS - SECTION 457

                  Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary. As of January 1, 1999, all 457 plans of state and local governments must hold assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their Beneficiaries.


                            DISTRIBUTION OF CONTRACTS

        The contracts are offered on a continuous basis through SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of SunAmerica Inc. No underwriting fees are paid in connection with the distribution of the contracts.

                              FINANCIAL STATEMENTS


         The consolidated financial statements of the Company as of September 30, 1998 and 1997 and for each of the three years in the period ended September 30, 1998 are incorporated herein by reference to Post-Effective Amendment No. 29 under the Securities Act of 1933 (the 33 Act) and No. 22 under the Investment Company Act of 1940 (the 40 Act) to this Registration Statement file No.
2-86837 and 811-3859 filed on form N-4 on December 15, 1999. Effective
December 31, 1999, the Company changed its fiscal year end from September 30 to December 31. Reflecting this change, also incorporated herein by reference to the above stated Registration Statement is the audited Transition Report of the Company as of and for the three month period ended December 31, 1998.

         Effective December 31, 1999, Variable Separate Account changed its fiscal year end from November 30 to December 31. Reflecting this change, included in this Statement of Additional Information are the Variable Separate Account (Portion Relating to the AMERICAN PATHWAY Variable Annuity) audited financial statements as of and for the one month period ended December 31, 1999 and as of November 30, 1999 and for each of the two fiscal years in the period ended November 30, 1999.

         Documents incorporated by reference for filing purposes will still appear at the end of this document when it is distributed upon request.

         PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Anchor National Life Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated income statement and statement of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries (the "Company")at September 30, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Los Angeles, California
November 9, 1998

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET

                                                                       AT SEPTEMBER 30,
                                                              ----------------------------------
                                                                   1998               1997
                                                              ---------------    ---------------
ASSETS
Investments:
  Cash and short-term investments...........................  $   333,735,000    $   113,580,000
  Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: 1998,
     $1,934,863,000; 1997, $1,942,485,000)..................    1,954,754,000      1,986,194,000
  Mortgage loans............................................      391,448,000        339,530,000
  Common stocks available for sale, at fair value (cost:
     1998, $115,000; 1997, $271,000)........................          169,000          1,275,000
  Real estate...............................................       24,000,000         24,000,000
  Other invested assets.....................................       30,636,000        143,722,000
                                                              ---------------    ---------------
          Total investments.................................    2,734,742,000      2,608,301,000
Variable annuity assets held in separate accounts...........   11,133,569,000      9,343,200,000
Accrued investment income...................................       26,408,000         21,759,000
Deferred acquisition costs..................................      539,850,000        536,155,000
Income taxes currently receivable...........................        5,869,000                 --
Other assets................................................       85,926,000         61,524,000
                                                              ---------------    ---------------
          TOTAL ASSETS......................................  $14,526,364,000    $12,570,939,000
                                                              ===============    ===============

LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts......................  $ 2,189,272,000    $ 2,098,803,000
  Reserves for guaranteed investment contracts..............      282,267,000        295,175,000
  Payable to brokers for purchases of securities............       27,053,000            263,000
  Income taxes currently payable............................               --         32,265,000
  Other liabilities.........................................      106,594,000        122,728,000
                                                              ---------------    ---------------
          Total reserves, payables and accrued
           liabilities......................................    2,605,186,000      2,549,234,000
                                                              ---------------    ---------------
Variable annuity liabilities related to separate accounts...   11,133,569,000      9,343,200,000
                                                              ---------------    ---------------
Subordinated notes payable to Parent........................       39,182,000         36,240,000
                                                              ---------------    ---------------
Deferred income taxes.......................................       95,758,000         67,047,000
                                                              ---------------    ---------------
Shareholder's equity:
  Common Stock..............................................        3,511,000          3,511,000
  Additional paid-in capital................................      308,674,000        308,674,000
  Retained earnings.........................................      332,069,000        244,628,000
  Net unrealized gains on debt and equity securities
     available for sale.....................................        8,415,000         18,405,000
                                                              ---------------    ---------------
          Total shareholder's equity........................      652,669,000        575,218,000
                                                              ---------------    ---------------
          TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY........  $14,526,364,000    $12,570,939,000
                                                              ===============    ===============

                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         CONSOLIDATED INCOME STATEMENT

                                                                         YEARS ENDED SEPTEMBER 30,
                                                              -----------------------------------------------
                                                                  1998             1997             1996
                                                              -------------    -------------    -------------
Investment income...........................................  $ 221,966,000    $ 210,759,000    $ 164,631,000
                                                              -------------    -------------    -------------
Interest expense on:
  Fixed annuity contracts...................................   (112,695,000)    (109,217,000)     (82,690,000)
  Guaranteed investment contracts...........................    (17,787,000)     (22,650,000)     (19,974,000)
  Senior indebtedness.......................................     (1,498,000)      (2,549,000)      (2,568,000)
  Subordinated notes payable to Parent......................     (3,114,000)      (3,142,000)      (2,556,000)
                                                              -------------    -------------    -------------
          Total interest expense............................   (135,094,000)    (137,558,000)    (107,788,000)
                                                              -------------    -------------    -------------
NET INVESTMENT INCOME.......................................     86,872,000       73,201,000       56,843,000
                                                              -------------    -------------    -------------
NET REALIZED INVESTMENT GAINS
  (LOSSES)..................................................     19,482,000      (17,394,000)     (13,355,000)
                                                              -------------    -------------    -------------
Fee income:
  Variable annuity fees.....................................    200,867,000      139,492,000      103,970,000
  Net retained commissions..................................     48,561,000       39,143,000       31,548,000
  Asset management fees.....................................     29,592,000       25,764,000       25,413,000
  Surrender charges.........................................      7,404,000        5,529,000        5,184,000
  Other fees................................................      3,938,000        3,218,000        3,390,000
                                                              -------------    -------------    -------------
          TOTAL FEE INCOME..................................    290,362,000      213,146,000      169,505,000
                                                              -------------    -------------    -------------
GENERAL AND ADMINISTRATIVE
  EXPENSES..................................................    (96,102,000)     (98,802,000)     (81,552,000)
                                                              -------------    -------------    -------------
AMORTIZATION OF DEFERRED
  ACQUISITION COSTS.........................................    (72,713,000)     (66,879,000)     (57,520,000)
                                                              -------------    -------------    -------------
ANNUAL COMMISSIONS..........................................    (18,209,000)      (8,977,000)      (4,613,000)
                                                              -------------    -------------    -------------
PRETAX INCOME...............................................    209,692,000       94,295,000       69,308,000
Income tax expense..........................................    (71,051,000)     (31,169,000)     (24,252,000)
                                                              -------------    -------------    -------------
NET INCOME..................................................  $ 138,641,000    $  63,126,000    $  45,056,000
                                                              =============    =============    =============

                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                            YEARS ENDED SEPTEMBER 30,
                                                              -----------------------------------------------------
                                                                   1998               1997               1996
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $   138,641,000    $    63,126,000    $    45,056,000
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Interest credited to:
      Fixed annuity contracts...............................      112,695,000        109,217,000         82,690,000
      Guaranteed investment contracts.......................       17,787,000         22,650,000         19,974,000
    Net realized investment (gains) losses..................      (19,482,000)        17,394,000         13,355,000
    Amortization (accretion) of net premiums (discounts) on
     investments............................................          447,000        (18,576,000)        (8,976,000)
    Amortization of goodwill................................        1,422,000          1,187,000          1,169,000
    Provision for deferred income taxes.....................       34,087,000        (16,024,000)        (3,351,000)
  Change in:
    Accrued investment income...............................       (4,649,000)        (2,084,000)        (5,483,000)
    Deferred acquisition costs..............................     (160,926,000)      (113,145,000)       (60,941,000)
    Other assets............................................      (19,374,000)       (14,598,000)        (8,000,000)
    Income taxes currently payable..........................      (38,134,000)        10,779,000          5,766,000
    Other liabilities.......................................       (2,248,000)        14,187,000          5,474,000
  Other, net................................................       (5,599,000)           418,000           (129,000)
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................       54,667,000         74,531,000         86,604,000
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Premium receipts on:
    Fixed annuity contracts.................................    1,512,994,000      1,097,937,000        741,774,000
    Guaranteed investment contracts.........................        5,619,000         55,000,000        134,967,000
  Net exchanges from the fixed accounts of variable annuity
    contracts...............................................   (1,303,790,000)      (620,367,000)      (236,705,000)
  Withdrawal payments on:
    Fixed annuity contracts.................................     (191,690,000)      (242,589,000)      (263,614,000)
    Guaranteed investment contracts.........................      (36,313,000)      (198,062,000)       (16,492,000)
  Claims and annuity payments on fixed annuity contracts....      (40,589,000)       (35,731,000)       (31,107,000)
  Net receipts from (repayments of) other short-term
    financings..............................................      (10,944,000)        34,239,000       (119,712,000)
  Net receipts from a modified coinsurance transaction......      166,631,000                 --                 --
  Capital contributions received............................               --         28,411,000         27,387,000
  Dividends paid............................................      (51,200,000)       (25,500,000)       (29,400,000)
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED BY FINANCING ACTIVITIES...................       50,718,000         93,338,000        207,098,000
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of:
    Bonds, notes and redeemable preferred stocks............  $(1,970,502,000)   $(2,566,211,000)   $(1,937,890,000)
    Mortgage loans..........................................     (131,386,000)      (266,771,000)       (15,000,000)
    Other investments, excluding short-term investments.....               --        (75,556,000)       (36,770,000)
  Sales of:
    Bonds, notes and redeemable preferred stocks............    1,602,079,000      2,299,063,000      1,241,928,000
    Real estate.............................................               --                 --            900,000
    Other investments, excluding short-term investments.....       42,458,000          6,421,000          4,937,000
  Redemptions and maturities of:
    Bonds, notes and redeemable preferred stocks............      424,393,000        376,847,000        288,969,000
    Mortgage loans..........................................       80,515,000         25,920,000         11,324,000
    Other investments, excluding short-term investments.....       67,213,000         23,940,000         20,749,000
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES............      114,770,000       (176,347,000)      (420,853,000)
                                                              ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
  INVESTMENTS...............................................      220,155,000         (8,478,000)      (127,151,000)
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD......      113,580,000        122,058,000        249,209,000
                                                              ---------------    ---------------    ---------------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD............  $   333,735,000    $   113,580,000    $   122,058,000
                                                              ===============    ===============    ===============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid on indebtedness.............................  $     3,912,000    $     7,032,000    $     5,982,000
                                                              ===============    ===============    ===============
  Net income taxes paid.....................................  $    74,932,000    $    36,420,000    $    22,031,000
                                                              ===============    ===============    ===============

                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  NATURE OF OPERATIONS

Anchor National Life Insurance Company (the "Company") is a wholly owned indirect subsidiary of SunAmerica Inc. (the "Parent"). The Company is an Arizona-domiciled life insurance company and conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations include the sale and administration of fixed and variable annuities and guaranteed investment contracts. Asset management operations, which includes the sale and management of mutual funds, is conducted by SunAmerica Asset Management Corp. Broker-dealer operations include the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period amounts have been reclassified to conform with the 1998 presentation.

The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Real estate is carried at the lower of cost or fair value. Other invested assets include investments in limited partnerships, which are accounted for by using the cost method of accounting; separate account investments; leveraged leases; policy loans, which are carried at unpaid balances; and collateralized mortgage obligation residuals.

Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Investment Income or Interest Expense in the income statement. Initially, Swap Agreements are designated as hedges and, therefore, are not marked to market. However, when a hedged asset/liability is sold or repaid before the related Swap Agreement matures, the Swap Agreement is marked to market and any gain/loss is classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement is marked to market and

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED) the resulting change in fair value is included in Investment Income in the income statement. When a Swap Agreement that is designated as a hedge is terminated before its contractual maturity, any resulting gain/loss is credited/charged to the carrying value of the asset/liability that it hedged and is treated as a premium/discount for the remaining life of the asset/liability.

DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains/losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. DAC have been decreased by $7,000,000 at September 30, 1998 and $16,400,000 at September 30, 1997 for this adjustment.

VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

GOODWILL: Goodwill, amounting to $23,339,000 at September 30, 1998, is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

FEE INCOME: Variable annuity fees, asset management fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1997, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130") and Statement of Financial Accounting Standards No. 131, "Disclosure about Segments of an Enterprise and Related Information" ("SFAS 131").

SFAS 130 establishes standards for reporting comprehensive income and its components in a full set of general purpose financial statements. SFAS 130 is effective for the Company as of October 1, 1998 and is not included in these financial statements.

SFAS 131 establishes standards for the disclosure of information about the Company's operating segments. SFAS 131 is effective for the year ending September 30, 1999 and is not included in these financial statements.

Implementation of SFAS 130 and SFAS 131 will not have an impact on the Company's results of operations, financial condition or liquidity.

In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 addresses the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133 is effective for the Company as of October 1, 1999 and is not included in these financial statements. The Company has not completed its analysis of the effect of

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)
SFAS 133, but management believes that it will not have a material impact on the Company's results of operations, financial condition or liquidity.

3.  INVESTMENTS

The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                              AMORTIZED COST    ESTIMATED FAIR VALUE
                                                              --------------    --------------------
AT SEPTEMBER 30, 1998:
  Securities of the United States Government................  $   84,377,000       $   88,239,000
  Mortgage-backed securities................................     569,613,000          584,007,000
  Securities of public utilities............................     108,431,000          106,065,000
  Corporate bonds and notes.................................     883,890,000          884,209,000
  Redeemable preferred stocks...............................       6,125,000            6,888,000
  Other debt securities.....................................     282,427,000          285,346,000
                                                              --------------       --------------
  Total.....................................................  $1,934,863,000       $1,954,754,000
                                                              ==============       ==============
AT SEPTEMBER 30, 1997:
  Securities of the United States Government................  $   18,496,000       $   18,962,000
  Mortgage-backed securities................................     636,018,000          649,196,000
  Securities of public utilities............................      22,792,000           22,893,000
  Corporate bonds and notes.................................     984,573,000        1,012,559,000
  Redeemable preferred stocks...............................       6,125,000            6,681,000
  Other debt securities.....................................     274,481,000          275,903,000
                                                              --------------       --------------
  Total.....................................................  $1,942,485,000       $1,986,194,000
                                                              ==============       ==============

The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of September 30, 1998, follow:

                                                              AMORTIZED COST    ESTIMATED FAIR VALUE
                                                              --------------    --------------------
Due in one year or less.....................................  $   19,124,000       $   19,319,000
Due after one year through five years.......................     313,396,000          318,943,000
Due after five years through ten years......................     744,740,000          750,286,000
Due after ten years.........................................     287,990,000          282,199,000
Mortgage-backed securities..................................     569,613,000          584,007,000
                                                              --------------       --------------
Total.......................................................  $1,934,863,000       $1,954,754,000
                                                              ==============       ==============

Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS -- (CONTINUED)
Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                                 GROSS          GROSS
                                                              UNREALIZED      UNREALIZED
                                                                 GAINS          LOSSES
                                                              -----------    ------------
AT SEPTEMBER 30, 1998:
  Securities of the United States Government................  $ 3,862,000    $         --
  Mortgage-backed securities................................   15,103,000        (709,000)
  Securities of public utilities............................    2,420,000      (4,786,000)
  Corporate bonds and notes.................................   31,795,000     (31,476,000)
  Redeemable preferred stocks...............................      763,000              --
  Other debt securities.....................................    5,235,000      (2,316,000)
                                                              -----------    ------------
  Total.....................................................  $59,178,000    $(39,287,000)
                                                              ===========    ============
AT SEPTEMBER 30, 1997:
  Securities of the United States Government................  $   498,000    $    (32,000)
  Mortgage-backed securities................................   14,998,000      (1,820,000)
  Securities of public utilities............................      141,000         (40,000)
  Corporate bonds and notes.................................   28,691,000        (705,000)
  Redeemable preferred stocks...............................      556,000              --
  Other debt securities.....................................    1,569,000        (147,000)
                                                              -----------    ------------
  Total.....................................................  $46,453,000    $ (2,744,000)
                                                              ===========    ============

Gross unrealized gains on equity securities available for sale aggregated $54,000 and $1,004,000 at September 30, 1998 and 1997, respectively. There were no unrealized losses at September 30, 1998 and 1997.

Gross realized investment gains and losses on sales of investments are as follows:

                                                                   YEARS ENDED SEPTEMBER 30,
                                                          --------------------------------------------
                                                              1998            1997            1996
                                                          ------------    ------------    ------------
BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
  Realized gains........................................  $ 28,086,000    $ 22,179,000    $ 14,532,000
  Realized losses.......................................    (4,627,000)    (25,310,000)    (10,432,000)

COMMON STOCKS:
  Realized gains........................................       337,000       4,002,000         511,000
  Realized losses.......................................            --        (312,000)     (3,151,000)

OTHER INVESTMENTS:
  Realized gains........................................     8,824,000       2,450,000       1,135,000
IMPAIRMENT WRITEDOWNS...................................   (13,138,000)    (20,403,000)    (15,950,000)
                                                          ------------    ------------    ------------
          Total net realized investment gains and
            losses......................................  $ 19,482,000    $(17,394,000)   $(13,355,000)
                                                          ============    ============    ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS -- (CONTINUED)
The sources and related amounts of investment income are as follows:

                                                                   YEARS ENDED SEPTEMBER 30,
                                                          --------------------------------------------
                                                              1998            1997            1996
                                                          ------------    ------------    ------------
Short-term investments..................................  $ 12,524,000    $ 11,780,000    $ 10,647,000
Bonds, notes and redeemable preferred stocks............   156,140,000     163,038,000     140,387,000
Mortgage loans..........................................    29,996,000      17,632,000       8,701,000
Common stocks...........................................        34,000          16,000           8,000
Real estate.............................................      (467,000)       (296,000)       (196,000)
Cost-method partnerships................................    24,311,000       6,725,000       4,073,000
Other invested assets...................................      (572,000)     11,864,000       1,011,000
                                                          ------------    ------------    ------------
          Total investment income.......................  $221,966,000    $210,759,000    $164,631,000
                                                          ============    ============    ============

Expenses incurred to manage the investment portfolio amounted to $1,910,000 for the year ended September 30, 1998, $2,050,000 for the year ended September 30, 1997, and $1,737,000 for the year ended September 30, 1996, and are included in General and Administrative Expenses in the income statement.

At September 30, 1998, no investment exceeded 10% of the Company's consolidated shareholder's equity.

At September 30, 1998, mortgage loans were collateralized by properties located in 29 states, with loans totaling approximately 21% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 14% by properties located in New York. No more than 8% of the portfolio was secured by properties in any other single state.

At September 30, 1998, bonds, notes and redeemable preferred stocks included $167,564,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at September 30, 1998.

At September 30, 1998, the carrying value of investments in default as to the payment of principal or interest was $917,000, all of which were mortgage loans. Such nonperforming investments had an estimated fair value equal to their carrying value.

As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At September 30, 1998, the Company had one outstanding Swap Agreement with a notional principal amount of $21,538,000, which matures in December 2024. The net interest paid amounted to $278,000 and $125,000 for the years ended September 30, 1998 and 1997, respectively, and is included in Interest Expense on Guaranteed Investment Contracts in the income statement.

At September 30, 1998, $5,154,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for cost-method partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)
The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

COST-METHOD PARTNERSHIPS: Fair value of limited partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.

VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts and single premium life contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of a hedging Swap Agreement, determined from independent broker quotes.

PAYABLE TO BROKERS FOR PURCHASES OF SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

SUBORDINATED NOTES PAYABLE TO PARENT: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)
The estimated fair values of the Company's financial instruments at September 30, 1998 and 1997, compared with their respective carrying values, are as follows:

                                                              CARRYING VALUE       FAIR VALUE
                                                              ---------------    ---------------
1998:
ASSETS:
  Cash and short-term investments...........................  $   333,735,000    $   333,735,000
  Bonds, notes and redeemable preferred stocks..............    1,954,754,000      1,954,754,000
  Mortgage loans............................................      391,448,000        415,981,000
  Common stocks.............................................          169,000            169,000
  Cost-method partnerships..................................        4,403,000         12,744,000
  Variable annuity assets held in separate accounts.........   11,133,569,000     11,133,569,000
LIABILITIES:
  Reserves for fixed annuity contracts......................    2,189,272,000      2,116,874,000
  Reserves for guaranteed investment contracts..............      282,267,000        282,267,000
  Payable to brokers for purchases of securities............       27,053,000         27,053,000
  Variable annuity liabilities related to separate
     accounts...............................................   11,133,569,000     10,696,607,000
  Subordinated notes payable to Parent......................       39,182,000         40,550,000
                                                              ===============    ===============
1997:
ASSETS:
  Cash and short-term investments...........................  $   113,580,000    $   113,580,000
  Bonds, notes and redeemable preferred stocks..............    1,986,194,000      1,986,194,000
  Mortgage loans............................................      339,530,000        354,495,000
  Common stocks.............................................        1,275,000          1,275,000
  Cost-method partnerships..................................       46,880,000         84,186,000
  Variable annuity assets held in separate accounts.........    9,343,200,000      9,343,200,000
LIABILITIES:
  Reserves for fixed annuity contracts......................    2,098,803,000      2,026,258,000
  Reserves for guaranteed investment contracts..............      295,175,000        295,175,000
  Payable to brokers for purchases of securities............          263,000            263,000
  Variable annuity liabilities related to separate
     accounts...............................................    9,343,200,000      9,077,200,000
  Subordinated notes payable to Parent......................       36,240,000         37,393,000
                                                              ===============    ===============

5.  SUBORDINATED NOTES PAYABLE TO PARENT

Subordinated notes and accrued interest payable to Parent totaled $39,182,000 at interest rates ranging from 8.5% to 9% at September 30, 1998, and require principal payments of $23,060,000 in 1999, $5,400,000 in 2000 and $10,000,000 in
2001.

6.  REINSURANCE

On August 11, 1998, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involves the ceding of approximately $5,000,000,000 of variable annuities to ANLIC Insurance Company (Cayman), a Cayman Islands stock life insurance company, effective December 31, 1997. As a part of this transaction, the Company received cash amounting to approximately $188,700,000, and recorded a corresponding reduction of DAC related to the coinsured annuities.

As payments are made to the reinsurer, the reduction of DAC is relieved. The net reduction in DAC at September 30, 1998 was $166,631,000. Certain expenses related to this transaction are being charged directly to DAC amortization in the income statement. The net effect of this transaction in the income statement is not material.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

7.  CONTINGENT LIABILITIES

The Company has entered into three agreements in which it has provided liquidity support for certain short-term securities of two municipalities by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees is $242,600,000. Management does not anticipate any material future losses with respect to these liquidity support facilities. An additional $51,000,000 has been committed to investments in the process of being funded or to be available in the case of certain natural disasters, for which the Company receives a fee.

The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.

8.  SHAREHOLDER'S EQUITY

The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At September 30, 1998 and 1997, 3,511 shares were outstanding.

Changes in shareholder's equity are as follows:

                                                                   YEARS ENDED SEPTEMBER 30,
                                                          --------------------------------------------
                                                              1998            1997            1996
                                                          ------------    ------------    ------------
ADDITIONAL PAID-IN CAPITAL:
  Beginning balances....................................  $308,674,000    $280,263,000    $252,876,000
  Capital contributions received........................            --      28,411,000      27,387,000
                                                          ------------    ------------    ------------
  Ending balances.......................................  $308,674,000    $308,674,000    $280,263,000
                                                          ============    ============    ============
RETAINED EARNINGS:
  Beginning balances....................................  $244,628,000    $207,002,000    $191,346,000
  Net income............................................   138,641,000      63,126,000      45,056,000
  Dividend paid.........................................   (51,200,000)    (25,500,000)    (29,400,000)
                                                          ------------    ------------    ------------
  Ending balances.......................................  $332,069,000    $244,628,000    $207,002,000
                                                          ============    ============    ============
NET UNREALIZED GAINS (LOSSES) ON
  DEBT AND EQUITY SECURITIES
  AVAILABLE FOR SALE:
  Beginning balances....................................  $ 18,405,000    $ (5,521,000)   $ (5,673,000)
  Change in net unrealized gains (losses) on debt
     securities available for sale......................   (23,818,000)     57,463,000      (2,904,000)
  Change in net unrealized gains (losses) on equity
     securities available for sale......................      (950,000)        (55,000)      3,538,000
  Change in adjustment to deferred acquisition costs....     9,400,000     (20,600,000)       (400,000)
  Tax effects of net changes............................     5,378,000     (12,882,000)        (82,000)
                                                          ------------    ------------    ------------
  Ending balances.......................................  $  8,415,000    $ 18,405,000    $ (5,521,000)
                                                          ============    ============    ============

Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Dividends in the amounts of $51,200,000, $25,500,000 and $29,400,000 were paid on June 4, 1998, April 1, 1997 and March 18, 1996, respectively.

Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1998 was $64,125,000. The statutory net income for the year ended December 31, 1997 was $74,407,000, and the statutory net income for the year ended December 31, 1996 was $27,928,000. The Company's statutory

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.  SHAREHOLDER'S EQUITY -- (CONTINUED)
capital and surplus was $537,542,000 at September 30, 1998, $567,979,000 at December 31, 1997 and $311,176,000 at December 31, 1996.

9.  INCOME TAXES

The components of the provisions for federal income taxes on pretax income consist of the following:

                                                           NET REALIZED
                                                            INVESTMENT
                                                          GAINS (LOSSES)     OPERATIONS        TOTAL
                                                          --------------    ------------    ------------
1998:
  Currently payable.....................................   $  4,221,000     $ 32,743,000    $ 36,964,000
  Deferred..............................................       (550,000)      34,637,000      34,087,000
                                                           ------------     ------------    ------------
          Total income tax expense......................   $  3,671,000     $ 67,380,000    $ 71,051,000
                                                           ============     ============    ============
1997:
  Currently payable.....................................   $ (3,635,000)    $ 50,828,000    $ 47,193,000
  Deferred..............................................     (2,258,000)     (13,766,000)    (16,024,000)
                                                           ------------     ------------    ------------
          Total income tax expense......................   $ (5,893,000)    $ 37,062,000    $ 31,169,000
                                                           ============     ============    ============
1996:
  Currently payable.....................................   $  5,754,000     $ 21,849,000    $ 27,603,000
  Deferred..............................................    (10,347,000)       6,996,000      (3,351,000)
                                                           ------------     ------------    ------------
          Total income tax expense......................   $ (4,593,000)    $ 28,845,000    $ 24,252,000
                                                           ============     ============    ============

Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                                     YEARS ENDED SEPTEMBER 30,
                                                             -----------------------------------------
                                                                1998           1997           1996
                                                             -----------    -----------    -----------
Amount computed at statutory rate..........................  $73,392,000    $33,003,000    $24,258,000
Increases (decreases) resulting from:
  Amortization of differences between book and tax bases of
     net assets acquired...................................      460,000        666,000        464,000
  State income taxes, net of federal tax benefit...........    5,530,000      1,950,000      2,070,000
  Dividends-received deduction.............................   (7,254,000)    (4,270,000)    (2,357,000)
  Tax credits..............................................   (1,296,000)      (318,000)      (257,000)
  Other, net...............................................      219,000        138,000         74,000
                                                             -----------    -----------    -----------
          Total income tax expense.........................  $71,051,000    $31,169,000    $24,252,000
                                                             ===========    ===========    ===========

For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at September 30, 1998. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

9.  INCOME TAXES -- (CONTINUED)
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                                      SEPTEMBER 30,
                                                              ------------------------------
                                                                  1998             1997
                                                              -------------    -------------
DEFERRED TAX LIABILITIES:
Investments.................................................  $  17,643,000    $  13,160,000
Deferred acquisition costs..................................    223,392,000      154,949,000
State income taxes..........................................      2,873,000        1,777,000
Other liabilities...........................................        144,000               --
Net unrealized gains on debt and equity securities available
  for sale..................................................      4,531,000        9,910,000
                                                              -------------    -------------
Total deferred tax liabilities..............................    248,583,000      179,796,000
                                                              -------------    -------------
DEFERRED TAX ASSETS:
Contractholder reserves.....................................   (149,915,000)    (108,090,000)
Guaranty fund assessments...................................     (2,910,000)      (2,707,000)
Other assets................................................             --       (1,952,000)
                                                              -------------    -------------
Total deferred tax assets...................................   (152,825,000)    (112,749,000)
                                                              -------------    -------------
Deferred income taxes.......................................  $  95,758,000    $  67,047,000
                                                              =============    =============

10.  RELATED-PARTY MATTERS

The Company pays commissions to five affiliated companies, SunAmerica Securities, Inc., Advantage Capital Corp., Financial Services Corp., Sentra Securities Corp. and Spelman & Co. Inc. Commissions paid to these broker-dealers totaled $32,946,000 in 1998, $25,492,000 in 1997, and $16,906,000 in 1996. These
broker-dealers, when combined with the Company's wholly owned broker-dealer, represent a significant portion of the Company's business, amounting to approximately 33.6%, 36.1%, and 38.3% of premiums in 1998, 1997, and 1996, respectively. The Company also sells its products through unaffiliated broker-dealers, the largest two of which represented approximately 17.3% and 8.4% of premiums in 1998, 19.2% and 10.1% in 1997, and 19.7% and 10.2% in 1996,
respectively.

The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, whose purpose is to provide services to the Company and its affiliates. Amounts paid for such services totaled $84,975,000 for the year ended September 30, 1998, $86,116,000 for the year ended September 30, 1997 and $65,351,000 for the year ended September 30, 1996. The marketing component of such costs during these periods amounted to $39,482,000, $31,968,000 and $17,442,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.

The Parent made a capital contribution of $28,411,000 in December 1996 to the Company, through the Company's direct parent, in exchange for the termination of its guaranty with respect to certain real estate owned in Arizona. Accordingly, the Company reduced the carrying value of this real estate to estimated fair value to reflect the termination of the guaranty.

During the year ended September 30, 1998, the Company sold various invested assets to the Parent for cash equal to their current market value of $64,431,000. The Company recorded a net gain aggregating $16,388,000 on such transactions.

During the year ended September 30, 1998, the Company purchased certain invested assets from the Parent, SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value, which aggregated $20,666,000, $10,468,000 and $61,000, respectively.

During the year ended September 30, 1997, the Company sold various invested assets to SunAmerica Life Insurance Company and to CalAmerica Life Insurance Company for cash equal to their current market value of $15,776,000 and $15,000, respectively. The Company recorded a net gain aggregating $276,000 on such transactions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.  RELATED-PARTY MATTERS (CONTINUED)
During the year ended September 30, 1997, the Company purchased certain invested assets from SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value of $8,717,000 and $284,000, respectively.

During the year ended September 30, 1996, the Company sold various invested assets to the Parent and to SunAmerica Life Insurance Company for cash equal to their current market value of $274,000 and $47,321,000, respectively. The Company recorded a net loss aggregating $3,000 on such transactions.

During the year ended September 30, 1996, the Company purchased certain invested assets from SunAmerica Life Insurance Company for cash equal to their current market value, which aggregated $28,379,000.

11.  BUSINESS SEGMENTS

Summarized data for the Company's business segments follow:

                                                                    TOTAL
                                                                 DEPRECIATION
                                                                     AND
                                                    TOTAL        AMORTIZATION       PRETAX            TOTAL
                                                   REVENUES        EXPENSE          INCOME           ASSETS
                                                 ------------    ------------    ------------    ---------------
1998:
  Annuity operations...........................  $443,407,000    $60,731,000     $178,120,000    $14,366,018,000
  Broker-dealer operations.....................    47,363,000      1,770,000       22,401,000         55,870,000
  Asset management operations..................    41,040,000     14,780,000        9,171,000        104,476,000
                                                 ------------    -----------     ------------    ---------------
          Total................................  $531,810,000    $77,281,000     $209,692,000    $14,526,364,000
                                                 ============    ===========     ============    ===============
1997:
  Annuity operations...........................  $332,845,000    $55,675,000     $ 74,792,000    $12,438,021,000
  Broker-dealer operations.....................    38,005,000        689,000       16,705,000         51,400,000
  Asset management operations..................    35,661,000     16,357,000        2,798,000         81,518,000
                                                 ------------    -----------     ------------    ---------------
          Total................................  $406,511,000    $72,721,000     $ 94,295,000    $12,570,939,000
                                                 ============    ===========     ============    ===============
1996:
  Annuity operations...........................  $256,681,000    $43,974,000     $ 53,827,000    $ 9,092,770,000
  Broker-dealer operations.....................    31,053,000        449,000       13,033,000         37,355,000
  Asset management operations..................    33,047,000     18,295,000        2,448,000         74,410,000
                                                 ------------    -----------     ------------    ---------------
          Total................................  $320,781,000    $62,718,000     $ 69,308,000    $ 9,204,535,000
                                                 ============    ===========     ============    ===============

12.  SUBSEQUENT EVENTS

On July 15, 1998, the Company entered into a definitive agreement to acquire the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life") via a 100% coinsurance transaction for approximately $130,000,000 in cash. The transaction will include approximately $2,000,000,000 of universal life reserves and $3,000,000,000 of fixed annuity reserves. The Company plans to reinsure a large portion of the mortality risk associated with the acquired block of universal life business. Completion of this acquisition is expected by the end of calendar year 1998 and is subject to customary conditions and required approvals. Included in this block of business is approximately $250,000,000 of individual life business and $500,000,000 of group annuity business whose contract owners are residents of New York State ("the New York Business"). Approximately six months subsequent to completion of the transaction, the New York Business will be acquired by the Company's New York affiliate, First SunAmerica Life Insurance Company, and the remainder of the business will be acquired by the Company via assumption reinsurance agreements between MBL Life and the respective companies, which will supersede the coinsurance agreement. The $130,000,000 purchase price will be allocated between the Company and its affiliate based on their respective assumed life insurance reserves.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

12.  SUBSEQUENT EVENTS (CONTINUED)
On August 20, 1998, the Parent announced that it has entered into a definite agreement to merge with and into American International Group, Inc. ("AIG"). Under the terms of the agreement, each share of the Parent's common stock (including Nontransferable Class B) will be exchanged for 0.855 shares of AIG's common stock. The transaction will be treated as a pooling of interests for accounting purposes and will be a tax-free reorganization. The transaction was approved by both the Parent's and AIG's shareholders on November 18, 1998, and, subject to various regulatory approvals, will be completed in late 1998 or early 1999.

                        Report of Independent Accountants



To the Board of Directors and Shareholder of Anchor National Life Insurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statement of income and comprehensive income and cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries (the "Company") at December 31, 1998, September 30, 1998 and 1997, and the results of their operations and their cash flows for the three months ended December 31, 1998 and for each of the three fiscal years in the period ended September 30, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Los Angeles, California



November 19, 1999

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET

                                                                                At September 30,
                                                    December 31,      ------------------------------------
                                                       1998                 1998                 1997
                                                 ---------------      ---------------      ---------------
ASSETS

Investments:
   Cash and short-term investments               $ 3,303,454,000      $   333,735,000      $   113,580,000
   Bonds, notes and redeemable
      preferred stocks available for sale,
      at fair value (amortized cost:
      December 1998, $4,252,740,000;
      September 1998, $1,934,863,000;
      September 1997, $1,942,485,000)              4,248,840,000        1,954,754,000        1,986,194,000
   Mortgage loans                                    388,780,000          391,448,000          339,530,000
   Policy loans                                      320,688,000           11,197,000           10,948,000
   Common stocks available for sale,
      at fair value (cost: December 1998,
      $1,409,000; September 1998, $115,000;
      September 1997, $271,000)                        1,419,000              169,000            1,275,000
   Partnerships                                        4,577,000            4,403,000           46,880,000
   Real estate                                        24,000,000           24,000,000           24,000,000
   Other invested assets                              15,185,000           15,036,000           85,894,000
                                                 ---------------      ---------------      ---------------

   Total investments                               8,306,943,000        2,734,742,000        2,608,301,000

Variable annuity assets held in separate
   accounts                                       13,767,213,000       11,133,569,000        9,343,200,000
Accrued investment income                             73,441,000           26,408,000           21,759,000
Deferred acquisition costs                           866,053,000          539,850,000          536,155,000
Income taxes currently receivable                           --              5,869,000                 --
Receivable from brokers for sales of
   securities                                         22,826,000           23,904,000            2,290,000
Other assets                                         109,857,000           85,926,000           61,524,000
                                                 ---------------      ---------------      ---------------

TOTAL ASSETS                                     $23,146,333,000      $14,550,268,000      $12,573,229,000
                                                 ===============      ===============      ===============



                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                                                   At September 30,
                                                    December 31,        --------------------------------------
                                                       1998                   1998                  1997
                                                 ----------------       ----------------      ----------------
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts          $  5,500,157,000       $  2,189,272,000      $  2,098,803,000
   Reserves for universal life insurance
      contracts                                     2,339,194,000                   --                    --
   Reserves for guaranteed investment
      contracts                                       306,461,000            282,267,000           295,175,000
   Payable to brokers for purchases of
      securities                                             --               50,957,000             2,553,000
   Income taxes currently payable                      11,123,000                   --              32,265,000
   Other liabilities                                  160,020,000            106,594,000           122,728,000
                                                 ----------------       ----------------      ----------------

   Total reserves, payables
      and accrued liabilities                       8,316,955,000          2,629,090,000         2,551,524,000
                                                 ----------------       ----------------      ----------------

Variable annuity liabilities related to
   separate accounts                               13,767,213,000         11,133,569,000         9,343,200,000
                                                 ----------------       ----------------      ----------------

Subordinated notes payable to affiliates              209,367,000             39,182,000            36,240,000
                                                 ----------------       ----------------      ----------------

Deferred income taxes                                 105,772,000             95,758,000            67,047,000
                                                 ----------------       ----------------      ----------------

Shareholder's equity:
   Common Stock                                         3,511,000              3,511,000             3,511,000
   Additional paid-in capital                         378,674,000            308,674,000           308,674,000
   Retained earnings                                  366,460,000            332,069,000           244,628,000
   Accumulated other comprehensive
      income (loss)                                    (1,619,000)             8,415,000            18,405,000
                                                 ----------------       ----------------      ----------------

   Total shareholder's equity                         747,026,000            652,669,000           575,218,000
                                                 ----------------       ----------------      ----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY       $ 23,146,333,000       $ 14,550,268,000      $ 12,573,229,000
                                                 ================       ================      ================



                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME


                                                                          Years Ended September 30,
                                     Three Months Ended     -----------------------------------------------------
                                      December 31, 1998         1998                 1997                1996
                                     ------------------     -------------       -------------       -------------
Investment income                       $  54,278,000       $ 221,966,000       $ 210,759,000       $ 164,631,000
                                        -------------       -------------       -------------       -------------

Interest expense on:
   Fixed annuity contracts                (22,828,000)       (112,695,000)       (109,217,000)        (82,690,000)
   Guaranteed investment
      contracts                            (3,980,000)        (17,787,000)        (22,650,000)        (19,974,000)
   Senior indebtedness                        (34,000)         (1,498,000)         (2,549,000)         (2,568,000)
   Subordinated notes payable to
      affiliates                             (471,000)         (3,114,000)         (3,142,000)         (2,556,000)
                                        -------------       -------------       -------------       -------------

   Total interest expense                 (27,313,000)       (135,094,000)       (137,558,000)       (107,788,000)
                                        -------------       -------------       -------------       -------------

NET INVESTMENT INCOME                      26,965,000          86,872,000          73,201,000          56,843,000
                                        -------------       -------------       -------------       -------------

NET REALIZED INVESTMENT GAINS
   (LOSSES)                                   271,000          19,482,000         (17,394,000)        (13,355,000)
                                        -------------       -------------       -------------       -------------

Fee income:
   Variable annuity fees                   58,806,000         200,867,000         139,492,000         103,970,000
   Net retained commissions                11,479,000          48,561,000          39,143,000          31,548,000
   Asset management fees                    8,068,000          29,592,000          25,764,000          25,413,000
   Surrender charges                        3,239,000           7,404,000           5,529,000           5,184,000
   Other fees                               1,738,000           3,938,000           3,218,000           3,390,000
                                        -------------       -------------       -------------       -------------

TOTAL FEE INCOME                           83,330,000         290,362,000         213,146,000         169,505,000
                                        -------------       -------------       -------------       -------------

GENERAL AND ADMINISTRATIVE
   EXPENSES                               (22,375,000)        (96,102,000)        (98,802,000)        (81,552,000)
                                        -------------       -------------       -------------       -------------

AMORTIZATION OF DEFERRED
   ACQUISITION COSTS                      (27,070,000)        (72,713,000)        (66,879,000)        (57,520,000)
                                        -------------       -------------       -------------       -------------

ANNUAL COMMISSIONS                         (6,624,000)        (18,209,000)         (8,977,000)         (4,613,000)
                                        -------------       -------------       -------------       -------------

PRETAX INCOME                              54,497,000         209,692,000          94,295,000          69,308,000

Income tax expense                        (20,106,000)        (71,051,000)        (31,169,000)        (24,252,000)
                                        -------------       -------------       -------------       -------------

NET INCOME                                 34,391,000         138,641,000          63,126,000          45,056,000
                                        -------------       -------------       -------------       -------------

Other comprehensive income, net
  of tax:

Net unrealized gains on bonds and
  notes available for sale:
      Net unrealized gains
         identified in the current
         period                           (10,249,000)         (4,027,000)         16,605,000         (11,265,000)
      Less reclassification
         Adjustment for net
         realized gains included
         in net income                        215,000          (5,963,000)          7,321,000          11,417,000
                                        -------------       -------------       -------------       -------------

OTHER COMPREHENSIVE INCOME (LOSS)         (10,034,000)         (9,990,000)         23,926,000             152,000
                                        -------------       -------------       -------------       -------------

COMPREHENSIVE INCOME                    $  24,357,000       $ 128,651,000       $  87,052,000       $  45,208,000
                                        =============       =============       =============       =============



                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                                    Years Ended September 30,
                                           Three Months Ended      -----------------------------------------------------------
                                            December 31, 1998            1998                  1997                  1996
                                           ------------------      ---------------       ---------------       ---------------
CASH FLOWS FROM OPERATING
   ACTIVITIES:
   Net income                                $    34,391,000       $   138,641,000       $    63,126,000       $    45,056,000
   Adjustments to reconcile net
      income to net cash provided
      by operating activities:
         Interest credited to:
            Fixed annuity contracts               22,828,000           112,695,000           109,217,000            82,690,000
            Guaranteed investment
               contracts                           3,980,000            17,787,000            22,650,000            19,974,000
         Net realized investment losses
           (gains)                                  (271,000)          (19,482,000)           17,394,000            13,355,000
         Amortization (accretion) of
            net premiums (discounts)
            on investments                        (1,199,000)              447,000           (18,576,000)           (8,976,000)
         Amortization of goodwill                    356,000             1,422,000             1,187,000             1,169,000
         Provision for deferred income
            taxes                                 15,945,000            34,087,000           (16,024,000)           (3,351,000)
   Change in:
      Accrued investment income                   (1,512,000)           (4,649,000)           (2,084,000)           (5,483,000)
      Deferred acquisition costs                 (34,328,000)         (160,926,000)         (113,145,000)          (60,941,000)
      Other assets                               (21,070,000)          (19,374,000)          (14,598,000)           (8,000,000)
      Income taxes currently payable              16,992,000           (38,134,000)           10,779,000             5,766,000
      Other liabilities                            5,617,000            (2,248,000)           14,187,000             5,474,000
   Other, net                                      5,510,000            (5,599,000)              418,000              (129,000)
                                             ---------------       ---------------       ---------------       ---------------

NET CASH PROVIDED BY OPERATING
   ACTIVITIES                                     47,239,000            54,667,000            74,531,000            86,604,000
                                             ---------------       ---------------       ---------------       ---------------

CASH FLOWS FROM INVESTING
   ACTIVITIES:
   Purchases of:
      Bonds, notes and redeemable
         preferred stocks                       (392,515,000)       (1,970,502,000)       (2,566,211,000)       (1,937,890,000)
      Mortgage loans                              (4,962,000)         (131,386,000)         (266,771,000)          (15,000,000)
      Other investments, excluding
         short-term investments                   (1,992,000)                 --             (75,556,000)          (36,770,000)
   Sales of:
      Bonds, notes and redeemable
         Preferred stocks                        265,039,000         1,602,079,000         2,299,063,000         1,241,928,000
      Real estate                                       --                    --                    --                 900,000
      Other investments, excluding
         short-term investments                      142,000            42,458,000             6,421,000             4,937,000
   Redemptions and maturities of:
      Bonds, notes and redeemable
         preferred stocks                         37,290,000           424,393,000           376,847,000           288,969,000
      Mortgage loans                               7,699,000            80,515,000            25,920,000            11,324,000
      Other investments, excluding
         short-term investments                      853,000            67,213,000            23,940,000            20,749,000
   Cash and short-term investments
      acquired in coinsurance
      transaction with MBL Life
      Assurance Corporation                    3,083,211,000                  --                    --                    --
                                             ---------------       ---------------       ---------------       ---------------

NET CASH PROVIDED (USED) BY INVESTING
   ACTIVITIES                                  2,994,765,000           114,770,000          (176,347,000)         (420,853,000)
                                             ---------------       ---------------       ---------------       ---------------

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                                                                Years Ended September 30,
                                       Three Months Ended      -----------------------------------------------------------
                                        December 31, 1998           1998                  1997                  1996
                                       ------------------      ---------------       ---------------       ---------------
CASH FLOWS FROM FINANCING
    ACTIVITIES:
   Premium receipts on:
      Fixed annuity contracts            $   351,616,000       $ 1,512,994,000       $ 1,097,937,000       $   741,774,000
      Guaranteed investment
         contracts                                  --               5,619,000            55,000,000           134,967,000
   Net exchanges from the fixed
      accounts of variable annuity
      contracts                             (448,762,000)       (1,303,790,000)         (620,367,000)         (236,705,000)
   Withdrawal payments on:
      Fixed annuity contracts                (41,554,000)         (191,690,000)         (242,589,000)         (263,614,000)
      Guaranteed investment
         contracts                            (3,797,000)          (36,313,000)         (198,062,000)          (16,492,000)
   Claims and annuity payments
      on fixed annuity contracts              (9,333,000)          (40,589,000)          (35,731,000)          (31,107,000)
   Net receipts from (repayments
      of) other short-term
      financings                               9,545,000           (10,944,000)           34,239,000          (119,712,000)
   Net receipt/(payment) related to
      a modified coinsurance
      transaction                           (170,436,000)          166,631,000                  --                    --
   Receipts from issuance of
      subordinated note payable
         to affiliate                        170,436,000                  --                    --                    --
   Capital contribution received              70,000,000                  --              28,411,000            27,387,000
   Dividends paid                                   --             (51,200,000)          (25,500,000)          (29,400,000)
                                         ---------------       ---------------       ---------------       ---------------

NET CASH  PROVIDED (USED) BY
   FINANCING ACTIVITIES                      (72,285,000)           50,718,000            93,338,000           207,098,000
                                         ---------------       ---------------       ---------------       ---------------

NET INCREASE (DECREASE) IN CASH
   AND SHORT-TERM INVESTMENTS              2,969,719,000           220,155,000            (8,478,000)         (127,151,000)

CASH AND SHORT-TERM INVESTMENTS
   AT BEGINNING OF PERIOD                    333,735,000           113,580,000           122,058,000           249,209,000
                                         ---------------       ---------------       ---------------       ---------------

CASH AND SHORT-TERM INVESTMENTS
   AT END OF PERIOD                      $ 3,303,454,000       $   333,735,000       $   113,580,000       $   122,058,000
                                         ===============       ===============       ===============       ===============

SUPPLEMENTAL CASH FLOW
   INFORMATION:

   Interest paid on indebtedness         $       536,000       $     3,912,000       $     7,032,000       $     5,982,000
                                         ===============       ===============       ===============       ===============

   Net income taxes paid (refunded)      $   (12,302,000)      $    74,932,000       $    36,420,000       $    22,031,000
                                         ===============       ===============       ===============       ===============



                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.       NATURE OF OPERATIONS

         Anchor National Life Insurance Company (the "Company") is an Arizona-domiciled life insurance company and conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations include the sale and administration of fixed and variable annuities and guaranteed investment contracts. Asset management operations, which include the sale and management of mutual funds, is conducted by SunAmerica Asset Management Corp. Broker-dealer operations include the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc.

         The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc. On January 1, 1999, SunAmerica Inc. merged with and into American International Group, Inc. ("AIG") in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, on the date of merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Inc. ("SunAmerica").

         The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain items have been reclassified to conform to the current period's presentation.

         The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

         Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

         Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Limited partnerships are accounted for by the cost method of accounting. Real estate is carried at the lower of cost or fair value. Other invested assets include investments in separate account investments, leveraged leases, and collateralized mortgage obligation residuals.

         Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

         INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Investment Income or Interest Expense in the income statement. Initially, Swap Agreements are designated as hedges and, therefore, are not marked to market. However, when a hedged asset/liability is sold or repaid before the related Swap Agreement matures, the Swap Agreement is marked to market and any gain/loss is classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement is marked to market and the resulting change in fair value is included in Investment Income in the income statement. When a Swap Agreement that is designated as a hedge is terminated before its contractual maturity, any resulting gain/loss is credited/charged to the carrying value of the asset/liability that it hedged and is treated as a premium/discount for the remaining life of the asset/liability.

         DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

         As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in accumulated other comprehensive income/(loss) that is credited or charged directly to shareholder's equity. DAC has been increased by $1,400,000 at December 31, 1998, decreased by $7,000,000 at September 30, 1998, and decreased by $16,400,000 at September 30, 1997 for this adjustment.

         VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

         GOODWILL: Goodwill, amounting to $22,983,000 at December 31, 1998, is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

         CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

         FEE INCOME: Variable annuity fees, asset management fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

         INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

         RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1997, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130") and Statement of Financial Accounting Standards No. 131, "Disclosure about Segments of an Enterprise and Related Information" ("SFAS 131").

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         SFAS 130 establishes standards for reporting comprehensive income and its components in a full set of general purpose financial statements. SFAS 130 is effective for the Company as of October 1, 1998 and is included in these financial statements.

         SFAS 131 establishes standards for the disclosure of information about the Company's operating segments. SFAS 131 is effective for the year ending December 31, 1999 and is not included in these financial statements.

         Implementation of SFAS 131 will not have an impact on the Company's results of operations, financial condition or liquidity.

         In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 addresses the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133 was postponed by SFAS 137, and now will be effective for the Company as of January 1, 2001. Therefore, it is not included in the accompanying financial statements. The Company has not completed its analysis of the effect of SFAS 133, but management believes that it will not have a material impact on the Company's results of operations, financial condition or liquidity.

3.       FISCAL YEAR CHANGE

         Effective December 31, 1998, the Company changed its fiscal year end from September 30 to December 31. Accordingly, the consolidated financial statements include the results of operations and cash flows for the three-month transition period ended December 31, 1998. Such results are not necessarily indicative of operations for a full year. The consolidated financial statements as of and for the three months ended December 31, 1998 were originally filed as the Company's unaudited Transition Report on Form 10-Q.

         Results for the comparable prior year period are summarized below.

                                                        Three Months Ended
                                                         December 31, 1997
                                                        ------------------
         Investment income                                   59,855,000

         Net investment income                               26,482,000

         Net realized investment gains                       20,935,000

         Total fee income                                    63,984,000

         Pretax income                                       67,654,000

         Net income                                          44,348,000
                                                             ==========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       INVESTMENTS

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:


                                                                      Estimated
                                                  Amortized              Fair
                                                     Cost                Value
                                                --------------      --------------
         AT DECEMBER 31, 1998:

           Securities of the United States
              Government                        $    6,033,000      $    6,272,000
           Mortgage-backed securities              546,790,000         553,990,000
           Securities of public utilities          208,074,000         205,119,000
           Corporate bonds and notes             2,624,330,000       2,616,073,000
           Redeemable preferred stocks               6,125,000           7,507,000
           Other debt securities                   861,388,000         859,879,000
                                                --------------      --------------

              Total                             $4,252,740,000      $4,248,840,000
                                                ==============      ==============

         AT SEPTEMBER 30, 1998:

           Securities of the United States
              Government                        $   84,377,000      $   88,239,000
           Mortgage-backed securities              569,613,000         584,007,000
           Securities of public utilities          108,431,000         106,065,000
           Corporate bonds and notes               883,890,000         884,209,000
           Redeemable preferred stocks               6,125,000           6,888,000
           Other debt securities                   282,427,000         285,346,000
                                                --------------      --------------

              Total                             $1,934,863,000      $1,954,754,000
                                                ==============      ==============

         AT SEPTEMBER 30, 1997:

           Securities of the United States
              Government                        $   18,496,000      $   18,962,000
           Mortgage-backed securities              636,018,000         649,196,000
           Securities of public utilities           22,792,000          22,893,000
           Corporate bonds and notes               984,573,000       1,012,559,000
           Redeemable preferred stocks               6,125,000           6,681,000
           Other debt securities                   274,481,000         275,903,000
                                                --------------      --------------

              Total                             $1,942,485,000      $1,986,194,000
                                                ==============      ==============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       INVESTMENTS (Continued)

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of December 31, 1998, follow:

                                                                  Estimated
                                             Amortized               Fair
                                                Cost                Value
                                           --------------      --------------
         Due in one year or less           $  918,639,000      $  918,419,000
         Due after one year through
             five years                     1,547,743,000       1,546,798,000
         Due after five years through
             ten years                        815,959,000         816,689,000
         Due after ten years                  423,609,000         412,944,000
         Mortgage-backed securities           546,790,000         553,990,000
                                           --------------      --------------

             Total                         $4,252,740,000      $4,248,840,000
                                           ==============      ==============


         Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       INVESTMENTS (continued)

         Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                      Gross            Gross
                                                   Unrealized        Unrealized
                                                      Gains            Losses
                                                  ------------      ------------
         AT DECEMBER 31, 1998:

             Securities of the United States
                Government                        $    239,000      $       --
             Mortgage-backed securities              9,398,000        (2,198,000)
             Securities of public utilities            926,000        (3,881,000)
             Corporate bonds and notes              22,227,000       (30,484,000)
             Redeemable preferred stocks             1,382,000              --
             Other debt securities                   2,024,000        (3,533,000)
                                                  ------------      ------------

                Total                             $ 36,196,000      $(40,096,000)
                                                  ============      ============

         AT SEPTEMBER 30, 1998:

             Securities of the United States
                Government                        $  3,862,000      $       --
             Mortgage-backed securities             15,103,000          (709,000)
             Securities of public utilities          2,420,000        (4,786,000)
             Corporate bonds and notes              31,795,000       (31,476,000)
             Redeemable preferred stocks               763,000              --
             Other debt securities                   5,235,000        (2,316,000)
                                                  ------------      ------------

                Total                             $ 59,178,000      $(39,287,000)
                                                  ============      ============

         AT SEPTEMBER 30, 1997:

             Securities of the United States
                Government                        $    498,000      $    (32,000)
             Mortgage-backed securities             14,998,000        (1,820,000)
             Securities of public utilities            141,000           (40,000)
             Corporate bonds and notes              28,691,000          (705,000)
             Redeemable preferred stocks               556,000              --
             Other debt securities                   1,569,000          (147,000)
                                                  ------------      ------------

                Total                             $ 46,453,000      $ (2,744,000)
                                                  ============      ============


         Gross unrealized gains on equity securities available for sale aggregated $10,000, $54,000, and $1,004,000 at December 31, 1998,
         September 30, 1998, and September 30, 1997, respectively. There were no unrealized losses at December 31, 1998, September 30, 1998, or September 30, 1997.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       INVESTMENTS (Continued)

         Gross realized investment gains and losses on sales of investments are as follows:


                                                                      Years Ended September 30,
                                    Three Months Ended    --------------------------------------------------
                                     December 31, 1998        1998               1997               1996
                                    ------------------    ------------       ------------       ------------
         BONDS, NOTES AND
             REDEEMABLE PREFERRED
             STOCKS:
             Realized gains            $  6,669,000       $ 28,086,000       $ 22,179,000       $ 14,532,000
             Realized losses             (5,324,000)        (4,627,000)       (25,310,000)       (10,432,000)

         COMMON STOCKS:
             Realized gains                  12,000            337,000          4,002,000            511,000
             Realized losses                 (9,000)              --             (312,000)        (3,151,000)

         OTHER INVESTMENTS:
             Realized gains                 573,000          8,824,000          2,450,000          1,135,000

         IMPAIRMENT WRITEDOWNS           (1,650,000)       (13,138,000)       (20,403,000)       (15,950,000)
                                       ------------       ------------       ------------       ------------

         Total net realized
             investment gains
             and losses                $    271,000       $ 19,482,000       $(17,394,000)      $(13,355,000)
                                       ============       ============       ============       ============

         The sources and related amounts of investment income are as follows:

                                                                           Years Ended September 30,
                                       Three Months Ended    --------------------------------------------------
                                        December 31, 1998        1998               1997               1996
                                       ------------------    ------------       ------------       ------------
         Short-term investments           $   4,649,000      $  12,524,000       $  11,780,000       $  10,647,000
         Bonds, notes and
             redeemable preferred
             stocks                          39,660,000        156,140,000         163,038,000         140,387,000
         Mortgage loans                       7,904,000         29,996,000          17,632,000           8,701,000
         Common stocks                             --               34,000              16,000               8,000
         Real estate                             13,000           (467,000)           (296,000)           (196,000)
         Cost-method partnerships               352,000         24,311,000           6,725,000           4,073,000
         Other invested assets                1,700,000           (572,000)         11,864,000           1,011,000
                                          -------------      -------------       -------------       -------------

             Total investment income      $  54,278,000      $ 221,966,000       $ 210,759,000       $ 164,631,000
                                          =============      =============       =============       =============

         Expenses incurred to manage the investment portfolio amounted to $500,000 for the three months ended December 31, 1998, $1,910,000 for the year ended September 30, 1998, $2,050,000 for the year ended September 30, 1997, and $1,737,000 for the year ended September 30, 1996, and are included in General and Administrative Expenses in the income statement.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       INVESTMENTS (Continued)

         At December 31, 1998, the following investments exceeded 10% of the Company's consolidated shareholder's equity of $74,703,000:

                                                       Amortized              Fair
                                                         Cost                 Value
                                                    --------------      --------------
         General Motors Acceptance Corporation         188,908,000         188,953,000
         Export Development Corporation                114,895,000         114,895,000
         Morgan Stanley Dean Witter                    111,838,000         111,837,000
         Lucent Technologies Inc.                       89,901,000          89,901,000
         Duke Energy Corporation                        89,896,000          89,896,000
         International Lease Finance Corp.              84,965,000          84,965,000
         Ford Motor Corporation                         79,973,000          79,976,000
         Gannet Company                                 79,869,000          79,869,000
         Exxon Asset Management Co.                     78,935,000          78,935,000
         General Electric Capital Corp.                 78,008,000          78,008,000
         Merrill Lynch & Company                        75,040,000          75,042,000
         Koch Industries                                74,939,000          74,939,000
         Government of Canada                           74,928,000          74,927,000
                                                    --------------      --------------

             Total                                  $1,222,095,000      $1,222,143,000
                                                    ==============      ==============

         At December 31, 1998, mortgage loans were collateralized by properties located in 29 states, with loans totaling approximately 20% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 14% by properties located in New York. No more than 8% of the portfolio was secured by properties in any other single state.

         At December 31, 1998, bonds, notes and redeemable preferred stocks included $241,769,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at December 31, 1998.

         At December 31, 1998, the carrying value of investments in default as to the payment of principal or interest was $3,168,000, composed of $2,500,000 of bonds and $668,000 of mortgage loans. Such nonperforming investments had an estimated fair value of $1,918,000.

         As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At December 31, 1998, the Company had one outstanding Swap Agreement with a notional principal amount of $21,538,000, which matures in December 2024. The net interest paid amounted to $54,000 for the three months ended December 31, 1998, $278,000 for the year ended September 30, 1998, and $125,000 for the year ended September 30, 1997, and is included in Interest Expense on Guaranteed Investment Contracts in the income statement. There were no outstanding Swap Agreements at September 30, 1996.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       INVESTMENTS (Continued)

         At December 31, 1998, $5,305,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

5.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for cost-method partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

         BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

         COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         COST-METHOD PARTNERSHIPS: Fair value of limited partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.

         VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

         RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         contracts are valued based on the present value of future cash flows at current pricing rates.

         RESERVES FOR UNIVERSAL LIFE INSURANCE CONTRACTS: Universal life and single premium life contracts are assigned a fair value equal to current net surrender value.

         RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of a hedging Swap Agreement, determined from independent broker quotes.

         RECEIVABLE FROM/PAYABLE TO BROKERS FOR PURCHASES OF SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

         VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

         SUBORDINATED NOTES PAYABLE TO PARENT: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         The estimated fair values of the Company's financial instruments at December 31, 1998, September 30, 1998 and 1997, compared with their respective carrying values, are as follows:

                                                          Carrying                 Fair
                                                            Value                 Value
                                                       ---------------      ---------------
         DECEMBER 31, 1998:

         ASSETS:
             Cash and short-term investments           $ 3,303,454,000      $ 3,303,454,000
             Bonds, notes and redeemable
                preferred stocks                         4,248,840,000        4,248,840,000
             Mortgage loans                                388,780,000          411,230,000
             Common stocks                                   1,419,000            1,419,000
             Cost-method partnerships                        4,577,000           12,802,000
             Variable annuity assets held in
                separate accounts                       13,767,213,000       13,767,213,000
             Receivable from brokers for sales
                of securities                               22,826,000           22,826,000

         LIABILITIES:
             Reserves for fixed annuity contracts        5,500,157,000        5,437,045,000
             Reserves for universal life
                insurance contracts                      2,339,194,000        2,339,061,000
             Reserves for guaranteed investment
                contracts                                  306,461,000          306,461,000
             Variable annuity liabilities related
                to separate accounts                    13,767,213,000       13,287,434,000
             Subordinated notes payable to Parent          209,367,000          210,587,000
                                                       ===============      ===============

         SEPTEMBER 30, 1998:

         ASSETS:
             Cash and short-term investments           $   333,735,000      $   333,735,000
             Bonds, notes and redeemable
                preferred stocks                         1,954,754,000        1,954,754,000
             Mortgage loans                                391,448,000          415,981,000
             Common stocks                                     169,000              169,000
             Cost-method partnerships                        4,403,000           12,744,000
             Variable annuity assets held in
                separate accounts                       11,133,569,000       11,133,569,000
             Receivable from brokers for sales
                of securities                               23,904,000           23,904,000

         LIABILITIES:
             Reserves for fixed annuity contracts        2,189,272,000        2,116,874,000
             Reserves for guaranteed investment
                contracts                                  282,267,000          282,267,000
             Payable to brokers for purchases
                of securities                               50,957,000           50,957,000
             Variable annuity liabilities related
                to separate accounts                    11,133,569,000       10,696,607,000
             Subordinated notes payable to Parent           39,182,000           40,550,000
                                                       ===============      ===============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                          Carrying              Fair
                                                            Value               Value
                                                       --------------      --------------
         SEPTEMBER 30, 1997:

         ASSETS:
             Cash and short-term investments           $  113,580,000      $  113,580,000
             Bonds, notes and redeemable
                preferred stocks                        1,986,194,000       1,986,194,000
             Mortgage loans                               339,530,000         354,495,000
             Common stocks                                  1,275,000           1,275,000
             Cost-method partnerships                      46,880,000          84,186,000
             Variable annuity assets held in
                separate accounts                       9,343,200,000       9,343,200,000
             Receivable from brokers for sales
                of securities                               2,290,000           2,290,000

         LIABILITIES:
             Reserves for fixed annuity contracts       2,098,803,000       2,026,258,000
             Reserves for guaranteed investment
                contracts                                 295,175,000         295,175,000
             Payable to brokers for purchases
                of securities                               2,553,000           2,553,000
             Variable annuity liabilities related
                to separate accounts                    9,343,200,000       9,077,200,000
             Subordinated notes payable to Parent          36,240,000          37,393,000
                                                       ==============      ==============

6.       SUBORDINATED NOTES PAYABLE TO PARENT

         On December 30, 1998, the Company received cash totaling $170,436,000 in exchange for issuance of a surplus note (the "Note") payable to its immediate parent, SunAmerica Life Insurance Company (the "Parent"), which Note has been included in Subordinated Notes Payable to Affiliates in the accompanying consolidated balance sheet. Interest on this note accrues at a rate of 7%.

         Subordinated notes and accrued interest payable to affiliates totaled $209,367,000 at interest rates ranging from 7% to 9% at December 31, 1998, and require principal payments of $23,060,000 in 1999, $5,400,000 in 2000, $10,000,000 in 2001 and $170,436,000 thereafter. On June 30,
         1999, the Parent cancelled the Note and funds received were reclassified to Additional Paid-in Capital.

7.       REINSURANCE

         On August 11, 1998, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $5,000,000,000 of variable annuities to ANLIC Insurance Company (Cayman), a Cayman Islands stock life insurance company, effective December 31, 1997. As a part of this transaction, the Company received cash amounting to approximately $188,700,000, and recorded a corresponding reduction of DAC related to the coinsured annuities. As payments were made to the reinsurer, the reduction of DAC was relieved. Certain expenses related to this transaction were charged directly to DAC amortization in the income statement. The net effect of this transaction in the income statement is not material.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

7.       REINSURANCE (Continued)

         On December 31, 1998, the Company recaptured this business. As part of this recapture, the Company paid cash of $170,436,000 and recorded an increase in DAC of $167,202,000 with the balance of $3,234,000 being recorded as DAC amortization in the income statement.

         On December 31, 1998, the Company acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, the Company acquired assets having an aggregate fair value of $5,718,227,000, composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves. Reserves for universal life contracts are based on fund value. The excess of the purchase price over the fair value of net assets received amounted to $113,039,000 and is included in Deferred Acquisition Costs in the accompanying consolidated balance sheet.

         This business was assumed from MBL life subject to existing reinsurance ceded agreements. At December 31, 1998, the maximum retention on any single life was $2,000,000, and a total credit of $5,057,000 was taken against the life insurance reserves, representing predominantly yearly renewable term reinsurance. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. With respect to these coinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements.

         Included in the block of business acquired from MBL Life is approximately $250,000,000 of individual life business and $500,000,000 of group annuity business whose contract owners are residents of New York State ("the New York Business"). Approximately six months subsequent to completion of the transaction, the New York Business will be acquired by the Company's New York affiliate, First SunAmerica Life Insurance Company ("FSA"), via an assumption reinsurance agreement, and the remainder of the business will be acquired by the Company via an assumption reinsurance agreement with MBL Life, which will supersede the coinsurance agreement. The $128,420,000 purchase price will be allocated between the Company and its affiliate based on the estimated future gross profits of the two blocks of business.

8.       CONTINGENT LIABILITIES

         The Company has entered into two agreements in which it has provided liquidity support for certain short-term securities of municipalities by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at December 31,

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.       CONTINGENT LIABILITIES (Continued)

         1998 is $210,000,000. Management does not anticipate any material future losses with respect to these liquidity support facilities. An additional $60,000,000 has been committed to investments in the process of being funded or to be available in the case of certain natural disasters, for which the Company receives a fee.

         The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position, results of operations or cash flows.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

9.       SHAREHOLDER'S EQUITY

         The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 1998 and September 30, 1998, 3,511 shares were outstanding.

         Changes in shareholder's equity are as follows:


                                                                         Years Ended September 30,
                                        Three Months Ended     -----------------------------------------------------
                                         December 31, 1998          1998               1997                 1996
                                        ------------------     -------------       -------------       -------------
         ADDITIONAL PAID-IN CAPITAL:
             Beginning balances            $ 308,674,000       $ 308,674,000       $ 280,263,000       $ 252,876,000
             Capital contributions
                received                      70,000,000                --            28,411,000          27,387,000
                                           -------------       -------------       -------------       -------------

         Ending balances                   $ 378,674,000       $ 308,674,000       $ 308,674,000       $ 280,263,000
                                           =============       =============       =============       =============

         RETAINED EARNINGS:
             Beginning balances            $ 332,069,000       $ 244,628,000       $ 207,002,000       $ 191,346,000
             Net income                       34,391,000         138,641,000          63,126,000          45,056,000
             Dividend paid                          --           (51,200,000)        (25,500,000)        (29,400,000)
                                           -------------       -------------       -------------       -------------

         Ending balances                   $ 366,460,000       $ 332,069,000       $ 244,628,000       $ 207,002,000
                                           =============       =============       =============       =============

         ACCUMULATED OTHER
             COMPREHENSIVE INCOME
             (LOSS):
                Beginning balances         $   8,415,000       $  18,405,000       $  (5,521,000)      $  (5,673,000)
                Change in net
                   unrealized gains
                   (losses) on debt
                   securities
                   available for sale        (23,791,000)        (23,818,000)         57,463,000          (2,904,000)
                Change in net
                   unrealized gains
                   (losses) on equity
                   securities
                   available for sale            (44,000)           (950,000)            (55,000)          3,538,000
                Change in adjustment
                   to deferred
                   acquisition costs           8,400,000           9,400,000         (20,600,000)           (400,000)
                Tax effects of net
                   changes                     5,401,000           5,378,000         (12,882,000)            (82,000)
                                           -------------       -------------       -------------       -------------

         Ending balances                   $  (1,619,000)      $   8,415,000       $  18,405,000       $  (5,521,000)
                                           =============       =============       =============       =============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

9.       SHAREHOLDER'S EQUITY (Continued)

         Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Dividends in the amounts of $51,200,000, $25,500,000 and $29,400,000 were paid on June 4, 1998, April 1, 1997 and March 18, 1996, respectively. No dividends were paid in the three months ended December 31, 1998.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net loss for the year ended December 31, 1998 was $98,766,000. The statutory net income for the year ended December 31, 1997 totaled $74,407,000, and the statutory net income for the year ended December 31, 1996 was $27,928,000. The Company's statutory capital and surplus totaled $443,394,000 at December 31, 1998, $537,542,000 at September 30, 1998, $567,979,000 at
         December 31, 1997 and $311,176,000 at December 31, 1996.

10.      INCOME TAXES

         The components of the provisions for federal income taxes on pretax income consist of the following:


                                                    Net Realized
                                                     Investment
                                                   Gains (Losses)       Operations            Total
                                                   --------------      ------------       ------------
         Three months ended December 31, 1998:

         Currently payable                          $    740,000       $  3,421,000       $  4,161,000
         Deferred                                       (620,000)        16,565,000         15,945,000
                                                    ------------       ------------       ------------

             Total income tax expense               $    120,000       $ 19,986,000       $ 20,106,000
                                                    ============       ============       ============

         Year ended September 30, 1998:

         Currently payable                          $  4,221,000       $ 32,743,000       $ 36,964,000
         Deferred                                       (550,000)        34,637,000         34,087,000
                                                    ------------       ------------       ------------

             Total income tax expense               $  3,671,000       $ 67,380,000       $ 71,051,000
                                                    ============       ============       ============

         Year ended September 30, 1997:

         Currently payable                          $ (3,635,000)      $ 50,828,000       $ 47,193,000
         Deferred                                     (2,258,000)       (13,766,000)       (16,024,000)
                                                    ------------       ------------       ------------

             Total income tax expense               $ (5,893,000)      $ 37,062,000       $ 31,169,000
                                                    ============       ============       ============

         Year ended September 30, 1996:

         Currently payable                          $  5,754,000       $ 21,849,000       $ 27,603,000
         Deferred                                    (10,347,000)         6,996,000         (3,351,000)
                                                    ------------       ------------       ------------

             Total income tax expense               $ (4,593,000)      $ 28,845,000       $ 24,252,000
                                                    ============       ============       ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.      INCOME TAXES (Continued)

         Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                                            Years Ended September 30,
                                         Three Months Ended    ---------------------------------------------------
                                          December 31, 1998        1998              1997                1996
                                         ------------------    ------------       ------------       ------------
         Amount computed at
             statutory rate                 $ 19,074,000       $ 73,392,000       $ 33,003,000       $ 24,258,000
         Increases (decreases)
             resulting from:
                Amortization of
                   differences between
                   book and tax bases
                   of net assets
                   acquired                      146,000            460,000            666,000            464,000
                State income taxes,
                   net of federal tax
                   benefit                     1,183,000          5,530,000          1,950,000          2,070,000
                Dividends-received
                   deduction                    (345,000)        (7,254,000)        (4,270,000)        (2,357,000)
                Tax credits                                      (1,296,000)          (318,000)          (257,000)
                Other, net                        48,000            219,000            138,000             74,000
                                            ------------       ------------       ------------       ------------

                Total income tax
                   expense                  $ 20,106,000       $ 71,051,000       $ 31,169,000       $ 24,252,000
                                            ============       ============       ============       ============


         For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at December 31, 1998. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.      INCOME TAXES (Continued)

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                                         At September 30,
                                              December 31,       ---------------------------------
                                                  1998               1998                1997
                                             -------------       -------------       -------------
         DEFERRED TAX LIABILITIES:
         Investments                         $  18,174,000       $  17,643,000       $  13,160,000
         Deferred acquisition costs            222,943,000         223,392,000         154,949,000
         State income taxes                      3,143,000           2,873,000           1,777,000
         Other liabilities                      13,906,000             144,000                --
         Net unrealized gains on debt
             and equity securities
             available for sale                       --             4,531,000           9,910,000
                                             -------------       -------------       -------------

             Total deferred tax
                liabilities                    258,166,000         248,583,000         179,796,000
                                             -------------       -------------       -------------

         DEFERRED TAX ASSETS:
         Contractholder reserves              (148,587,000)       (149,915,000)       (108,090,000)
         Guaranty fund assessments              (2,935,000)         (2,910,000)         (2,707,000)
         Other assets                                 --                  --            (1,952,000)
         Net unrealized losses on
             debt and equity securities
             available for sale                   (872,000)               --                  --
                                             -------------       -------------       -------------

             Total deferred tax assets        (152,394,000)       (152,825,000)       (112,749,000)
                                             -------------       -------------       -------------

             Deferred income taxes           $ 105,772,000       $  95,758,000       $  67,047,000
                                             =============       =============       =============


11.      ADOPTION OF NEW ACCOUNTING STANDARD

         Effective October 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130") which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. The adoption of SFAS 130 did not have an impact on the Company's results of operations, financial condition or liquidity. Comprehensive income amounts for the prior year are disclosed to conform to the current year's presentation.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      ADOPTION OF NEW ACCOUNTING STANDARD (Continued)

         The before tax, after tax, and tax benefit (expense) amounts for each component of the increase or decrease in unrealized losses or gains on debt and equity securities available for sale for both the current and prior periods are summarized below:

                                                                     Tax Benefit
                                                   Before Tax         (Expense)         Net of Tax
                                                  ------------       ------------       ------------
         THREE MONTHS ENDED DECEMBER 31,
         1998:

         Net unrealized losses on debt
             and equity securities available
             for sale identified in the
             current period                       $(24,345,000)      $  8,521,000       $(15,824,000)

         Increase in deferred acquisition
             cost adjustment identified in
             the current period                      8,579,000         (3,004,000)         5,575,000
                                                  ------------       ------------       ------------

         Subtotal                                  (15,766,000)         5,517,000        (10,249,000)
                                                  ------------       ------------       ------------

         Reclassification adjustment for:
             Net realized losses included
                in net income                          510,000           (179,000)           331,000
             Related change in deferred
                acquisition costs                     (179,000)            63,000           (116,000)
                                                  ------------       ------------       ------------
             Total reclassification
                adjustment                             331,000           (116,000)           215,000
                                                  ------------       ------------       ------------

         Total other comprehensive loss           $(15,435,000)      $  5,401,000       $(10,034,000)
                                                  ============       ============       ============

         YEAR ENDED SEPTEMBER 30, 1998:

         Net unrealized gains on debt
             and equity securities available
             for sale identified in the
             current period                       $(10,281,000)      $  3,598,000       $ (6,683,000)

         Decrease in deferred acquisition
             cost adjustment identified in
             the current period                      4,086,000         (1,430,000)         2,656,000
                                                  ------------       ------------       ------------

         Subtotal                                   (6,195,000)         2,168,000         (4,027,000)
                                                  ------------       ------------       ------------

         Reclassification adjustment for:
             Net realized gains included
                in net income                      (14,487,000)         5,070,000         (9,417,000)
             Related change in deferred
                acquisition costs                    5,314,000         (1,860,000)         3,454,000
                                                  ------------       ------------       ------------
             Total reclassification
                adjustment                          (9,173,000)         3,210,000         (5,963,000)
                                                  ------------       ------------       ------------

         Total other comprehensive loss           $(15,368,000)      $  5,378,000       $ (9,990,000)
                                                  ============       ============       ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.      ADOPTION OF NEW ACCOUNTING STANDARD (Continued)


                                                                     Tax Benefit
                                                   Before Tax         (Expense)          Net of Tax
                                                  ------------       ------------       ------------
         YEAR ENDED SEPTEMBER 30,1997:

         Net unrealized losses on debt
             and equity securities available
             for sale identified in the
             current period                       $ 40,575,000       $(14,201,000)      $ 26,374,000

         Increase in deferred acquisition
             cost adjustment identified in
             the current period                    (15,031,000)         5,262,000         (9,769,000)
                                                  ------------       ------------       ------------

         Subtotal                                   25,544,000         (8,939,000)        16,605,000
                                                  ------------       ------------       ------------

         Reclassification adjustment for:
             Net realized losses included
                in net income                       16,832,000         (5,891,000)        10,941,000
             Related change in deferred
                acquisition costs                   (5,569,000)         1,949,000         (3,620,000)
                                                  ------------       ------------       ------------
             Total reclassification
                adjustment                          11,263,000         (3,942,000)         7,321,000
                                                  ------------       ------------       ------------

         Total other comprehensive
             income                               $ 36,807,000       $(12,881,000)      $ 23,926,000
                                                  ============       ============       ============

         YEAR ENDED SEPTEMBER 30, 1996:

         Net unrealized gains on debt
             and equity securities available
             for sale identified in the
             current period                       $(26,189,000)      $  9,166,000       $(17,023,000)

         Decrease in deferred acquisition
             cost adjustment identified in
             the current period                      8,858,000         (3,100,000)         5,758,000
                                                  ------------       ------------       ------------

         Subtotal                                  (17,331,000)         6,066,000        (11,265,000)
                                                  ------------       ------------       ------------

         Reclassification adjustment for:
             Net realized gains included
                in net income                       26,823,000         (9,388,000)        17,435,000
             Related change in deferred
                acquisition costs                   (9,258,000)         3,240,000         (6,018,000)
                                                  ------------       ------------       ------------
             Total reclassification
                adjustment                          17,565,000         (6,148,000)        11,417,000
                                                  ------------       ------------       ------------

         Total other comprehensive
             income                               $    234,000       $    (82,000)      $    152,000
                                                  ============       ============       ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.      RELATED-PARTY MATTERS

         The Company pays commissions to five affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; and Spelman & Co. Inc. Commissions paid to these broker-dealers totaled $6,977,000 in the three months ended December 31, 1998, and $32,946,000, $25,492,000, and $16,906,000 in the
         years ended September 30, 1998, 1997 and 1996, respectively. These broker-dealers, when combined with the Company's wholly owned broker-dealer, represent a significant portion of the Company's business, amounting to approximately 35.6%, 33.6%, 36.1%, and 38.3% of premiums in the three months ended December 31, 1998, and the years ended September 30, 1998, 1997, and 1996, respectively. The Company also sells its products through unaffiliated broker-dealers, the largest two of which represented approximately 14.7% and 9.4% of premiums in the three months ended December 31, 1998, 17.3% and 8.4% of premiums in the year ended September 30, 1998, 19.2% and 10.1% in the year ended September 30, 1997, and 19.7% and 10.2% in the year ended September 30, 1996, respectively.

         The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, whose purpose is to provide services to the Company and its affiliates. Amounts paid for such services totaled $21,593,000 for the three months ended December 31, 1998, $84,975,000 for the year ended September 30, 1998, $86,116,000 for the year ended September 30, 1997 and $65,351,000 for the year ended September 30, 1996. The marketing component of such costs during these periods amounted to $9,906,000, $39,482,000, $31,968,000 and $17,442,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.

         At December 31, 1998, the Company held bonds with a fair value of $84,965,000 which were issued by its affiliate, International Lease Finance Corp. The amortized cost of these bonds is equal to the fair value.

         For the three months ended December 31, 1998, the Company made no purchases or sales of invested assets to the Parent or its affiliates.

         During the year ended September 30, 1998, the Company sold various invested assets to the Parent for cash equal to their current market value of $64,431,000. The Company recorded a net gain aggregating $16,388,000 on such transactions.

         During the year ended September 30, 1998, the Company purchased certain invested assets from the Parent, SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value, which aggregated $20,666,000, $10,468,000 and $61,000, respectively.

         During the year ended September 30, 1997, the Company sold various invested assets to SunAmerica Life Insurance Company and to CalAmerica Life Insurance Company for cash equal to their current market value of $15,776,000 and $15,000, respectively. The Company recorded a net gain aggregating $276,000 on such transactions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

12.      RELATED-PARTY MATTERS (Continued)

         During the year ended September 30, 1997, the Company purchased certain invested assets from SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value of $8,717,000 and $284,000, respectively.

         During the year ended September 30, 1996, the Company sold various invested assets to the Parent and to SunAmerica Life Insurance Company for cash equal to their current market value of $274,000 and $47,321,000, respectively. The Company recorded a net loss aggregating $3,000 on such transactions.

         During the year ended September 30, 1996, the Company purchased certain invested assets from SunAmerica Life Insurance Company for cash equal to their current market value, which aggregated $28,379,000.

13.      BUSINESS SEGMENTS

         Summarized data for the Company's business segments follow:

                                                                    Total
                                                                 depreciation
                                                                     and
                                                 Total           amortization           Pretax                 Total
                                                revenues           expense              income                assets
                                              ------------       ------------        ------------         ---------------
         THREE MONTHS ENDED
         DECEMBER 31, 1998:
         Annuity operations                   $103,626,000        $23,236,000        $ 45,962,000         $22,982,323,000
         Broker-dealer
             operations                         11,279,000            561,000           4,444,000              59,537,000
         Asset management
             operations                         22,974,000          4,204,000           4,091,000             104,473,000
                                              ------------        -----------        ------------         ---------------

         Total                                $137,879,000        $28,001,000        $ 54,497,000         $23,146,333,000
                                              ============        ===========        ============         ===============

         YEAR ENDED
         SEPTEMBER 30, 1998:
         Annuity operations                   $443,407,000        $60,731,000        $178,120,000         $14,389,922,000
         Broker-dealer
             operations                         47,363,000          1,770,000          22,401,000              55,870,000
         Asset management
             operations                         41,040,000         14,780,000           9,171,000             104,476,000
                                              ------------        -----------        ------------         ---------------

         Total                                $531,810,000        $77,281,000        $209,692,000         $14,550,268,000
                                              ============        ===========        ============         ===============

         YEAR ENDED
         SEPTEMBER 30, 1997:
         Annuity operations                   $332,845,000        $55,675,000        $ 74,792,000         $12,440,311,000
         Broker-dealer
             operations                         38,005,000            689,000          16,705,000              51,400,000
         Asset management
             operations                         35,661,000         16,357,000           2,798,000              81,518,000
                                              ------------        -----------        ------------         ---------------

         Total                                $406,511,000        $72,721,000        $ 94,295,000         $12,573,229,000
                                              ============        ===========        ============         ===============

         YEAR ENDED
         SEPTEMBER 30, 1996:
         Annuity operations                   $256,681,000        $43,974,000        $ 53,827,000         $ 9,092,770,000
         Broker-dealer
             operations                         31,053,000            449,000          13,033,000              37,355,000
         Asset management
             operations                         33,047,000         18,295,000           2,448,000              74,410,000
                                              ------------        -----------        ------------         ---------------

         Total                                $320,781,000        $62,718,000        $ 69,308,000         $ 9,204,535,000
                                              ============        ===========        ============         ===============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

14.      SUBSEQUENT EVENTS

         On June 30, 1999, the Parent cancelled the $170,436,000 Note and funds received were reclassified to Additional Paid-in Capital. Also on June 30, 1999, the Parent forgave the total interest earned on the Note of $4,971,000.

         On July 1, 1999, the New York Business acquired from MBL Life was transferred to FSA via an assumption reinsurance agreement and the remainder of the business converted to assumption reinsurance, which superseded the coinsurance arrangement. As part of this transfer, invested assets equal to $675,303,000, life reserves equal to $282,947,000, group pension reserves equal to $404,318,000, and other net assets of $11,962,000 were transferred to FSA. The $128,420,000 purchase price was allocated between the Company and FSA based on the estimated future gross profits of the two blocks of business. The portion allocated to FSA was $10,000,000.

         As of August 1, 1999, the Company ceded $6,444,871,000 billion of variable annuity liabilities through a modified coinsurance transaction to ANLIC Insurance Company (Hawaii). As part of this transaction, the Company received $150,000,000 on September 9, 1999, which was credited to Deferred Amortization Costs in the balance sheet to eliminate the unamortized costs previously deferred with respect to the ceded business.

         On September 9, 1999, the Company paid $170,500,000 to its Parent as a return of capital. On September 14, 1999, the Parent contributed additional capital of $54,250,000 to the Company.

                            VARIABLE SEPARATE ACCOUNT
          (PORTION RELATING TO THE AMERICAN PATHWAY VARIABLE ANNUITY)

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                     DECEMBER 31, 1999 AND NOVEMBER 30, 1999

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Separate Account (Portion Relating to the AMERICAN PATHWAY Variable Annuity)

In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Variable Account constituting Variable Separate Account (Portion Relating to the AMERICAN PATHWAY Variable Annuity), a separate account of Anchor National Life Insurance Company (the "Separate Account") at December 31, 1999 and November 30, 1999, the results of their operations for the one month ended December 31, 1999 and for the fiscal year ended November 30, 1999, and the changes in their net assets for the one month ended December 31, 1999 and for the two fiscal years ended November 30, 1999 and November 30, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 and November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Los Angeles, California
March 3, 2000

                            VARIABLE SEPARATE ACCOUNT
          (Portion Relating to the AMERICAN PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999



                                                  Growth      International      Growth-Income     Asset Allocation
                                                  Series             Series             Series               Series
                                           --------------     --------------     --------------     ---------------
Assets:
      Investments in Anchor Pathway Fund,
         at market value                   $1,141,306,961     $  273,472,318     $  865,115,835     $  120,323,480
Liabilities                                             0                  0                  0                  0
                                           --------------     --------------     --------------     --------------

Net Assets                                 $1,141,306,961     $  273,472,318     $  865,115,835     $  120,323,480
                                           ==============     ==============     ==============     ==============

Accumulation units outstanding                  7,310,016          7,396,232          9,754,309          3,824,081
                                           ==============     ==============     ==============     ==============




Series Without Enhanced Death Benefit:

       Net Assets                          $1,104,688,035     $  263,764,998     $  836,413,848     $  116,870,316

      Accumulation units outstanding            7,074,981          7,133,139          9,430,010          3,714,099

      Unit value of accumulation units     $       156.14     $        36.98     $        88.70     $        31.47



Series With Enhanced Death Benefit:

       Net Assets                          $   36,618,926     $    9,707,320     $   28,701,987     $    3,453,164

      Accumulation units outstanding              235,035            263,093            324,299            109,982

      Unit value of accumulation units     $       155.80     $        36.90     $        88.50     $        31.40

                                                                U.S. Government/               Cash
                                              High-Yield Bond          AAA-Rated         Management
                                                       Series   Securities Series            Series              TOTAL
                                               --------------     --------------     --------------     ---------------
Assets:
      Investments in Anchor Pathway Fund,
         at market value                       $   70,673,156     $   61,756,659     $   75,000,117     $ 2,607,648,526
Liabilities                                                 0                  0                  0                   0
                                               --------------     --------------     --------------     ---------------

Net Assets                                     $   70,673,156     $   61,756,659     $   75,000,117     $ 2,607,648,526
                                               ==============     ==============     ==============     ===============

Accumulation units outstanding                      1,599,792          2,574,425          3,774,146
                                               ==============     ==============     ==============     ===============




Series Without Enhanced Death Benefit:

       Net Assets                              $   68,957,793     $   60,396,170     $   72,139,960

      Accumulation units outstanding                1,560,881          2,517,588          3,629,946

      Unit value of accumulation units         $        44.18     $        23.99     $        19.87



Series With Enhanced Death Benefit:

       Net Assets                              $    1,715,363     $    1,360,489     $    2,860,157

      Accumulation units outstanding                   38,911             56,837            144,200

      Unit value of accumulation units         $        44.08     $        23.94     $        19.83


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
          (Portion Relating to the AMERICAN PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                NOVEMBER 30, 1999



                                               Growth          International      Growth-Income    Asset Allocation
                                               Series                 Series             Series              Series
                                           --------------     --------------     --------------     --------------
Assets:
      Investments in Anchor Pathway Fund,
         at market value                   $1,031,722,826     $  239,753,729     $  865,456,606     $  120,105,395
                                           --------------     --------------     --------------     --------------

Liabilities                                             0                  0                  0                  0
                                           --------------     --------------     --------------     --------------
Net Assets                                 $1,031,722,826     $  239,753,729     $  865,456,606     $  120,105,395
                                           ==============     ==============     ==============     ==============
Accumulation units outstanding                  7,394,747          7,479,289          9,923,248          3,912,401
                                           ==============     ==============     ==============     ==============



Series Without Enhanced Death Benefit:

       Net Assets                          $  998,742,823     $  231,418,208     $  836,643,120     $  116,723,723

      Accumulation units outstanding            7,157,890          7,218,730          9,592,209          3,802,018

      Unit value of accumulation units     $       139.53     $        32.06     $        87.22     $        30.70



Series With Enhanced Death Benefit:

       Net Assets                          $   32,980,003     $    8,335,521     $   28,813,486     $    3,381,672

      Accumulation units outstanding              236,857            260,559            331,039            110,383

      Unit value of accumulation units     $       139.24     $        31.99     $        87.04     $        30.64

                                                                 U.S. Government/           Cash
                                              High-Yield Bond           AAA-Rated     Management
                                                       Series    Securities Series         Series            TOTAL
                                               --------------     --------------     --------------     ---------------
Assets:
      Investments in Anchor Pathway Fund,
         at market value                       $   72,583,426     $   63,416,897     $   70,787,649     $ 2,463,826,528
                                               --------------     --------------     --------------     ---------------
Liabilities                                                 0                  0                  0                   0
                                               --------------     --------------     --------------     ---------------
Net Assets                                     $   72,583,426     $   63,416,897     $   70,787,649     $ 2,463,826,528
                                               ==============     ==============     ==============     ===============
Accumulation units outstanding                      1,659,097          2,629,805          3,573,852
                                               ==============     ==============     ==============     ===============



Series Without Enhanced Death Benefit:

       Net Assets                              $   70,828,387     $   62,044,327     $   68,324,852

      Accumulation units outstanding                1,618,900          2,572,769          3,449,288

      Unit value of accumulation units         $        43.75     $        24.12     $        19.81



Series With Enhanced Death Benefit:

       Net Assets                              $    1,755,039     $    1,372,570     $    2,462,797

      Accumulation units outstanding                   40,197             57,036            124,564

      Unit value of accumulation units         $        43.66     $        24.06     $        19.77



                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
          (Portion Relating to the AMERICAN PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1999



                                                            Market Value
Variable Accounts                            Shares           Per Share      Market Value             Cost
-----------------                            ------           ---------      ------------             ----
    Growth Series                          20,828,178       $   54.80       $1,141,306,961       $  788,618,441

    International Series                   13,509,034           20.24          273,472,318          186,811,799

    Growth-Income Series                   29,874,835           28.96          865,115,835          827,329,087

    Asset Allocation Series                 9,107,133           13.21          120,323,480          119,422,848

    High-Yield Bond Series                  7,028,104           10.06           70,673,156           87,455,192

     U.S. Government / AAA-Rated
       Securities Series                    6,120,351           10.09           61,756,659           68,099,157

    Cash Management Series                  6,827,274           10.99           75,000,117           75,413,974
                                                                            --------------       --------------
                                                                            $2,607,648,526       $2,153,150,498
                                                                            ==============       ==============


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
          (Portion Relating to the AMERICAN PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                NOVEMBER 30, 1999



                                                                Market Value
Variable Accounts                               Shares            Per Share          Market Value                Cost
-----------------                               ------            ---------          ------------                ----
    Growth Series                             21,092,938           $ 48.91          $1,031,722,826          $  798,238,768

    International Series                      13,675,890             17.53             239,753,729             188,943,778

    Growth-Income Series                      30,425,905             28.44             865,456,606             842,625,997

    Asset Allocation Series                    9,327,798             12.88             120,105,395             122,307,959

    High-Yield Bond Series                     7,296,710              9.95              72,583,426              90,804,919

     U.S. Government / AAA-Rated
        Securities Series                      6,258,935             10.13              63,416,897              69,673,145

    Cash Management Series                     6,472,154             10.94              70,787,649              71,555,798
                                                                                    --------------          --------------
                                                                                    $2,463,826,528          $2,184,150,364
                                                                                    ==============          ==============


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
          (Portion Relating to the AMERICAN PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                             FOR THE ONE MONTH ENDED
                                DECEMBER 31, 1999

                                                         Growth          International      Growth-Income    Asset Allocation
                                                         Series             Series             Series             Series
                                                      -------------      -------------      -------------      -------------
Investment income:
      Dividends and capital gains distributions       $           0      $           0      $           0      $           0
                                                      -------------      -------------      -------------      -------------
          Total investment income                                 0                  0                  0                  0
                                                      -------------      -------------      -------------      -------------

Expenses:
      Mortality risk charge                                (741,784)          (174,801)          (580,535)           (81,100)
      Expense risk charge                                  (324,531)           (76,475)          (253,984)           (35,481)
      Distribution expense charge                          (139,084)           (32,775)          (108,851)           (15,206)
      Enhanced death benefit charge                          (2,983)              (769)            (2,425)              (289)
                                                      -------------      -------------      -------------      -------------
          Total expenses                                 (1,208,382)          (284,820)          (945,795)          (132,076)
                                                      -------------      -------------      -------------      -------------

Net investment income (loss)                             (1,208,382)          (284,820)          (945,795)          (132,076)
                                                      -------------      -------------      -------------      -------------

Net realized gains (losses) from securities
      transactions:
          Proceeds from shares sold                      15,180,200          3,759,140         15,687,601          2,963,235
          Cost of shares sold                           (11,052,578)        (2,782,683)       (15,372,332)        (2,987,774)
                                                      -------------      -------------      -------------      -------------

Net realized gains (losses) from
      securities transactions                             4,127,622            976,457            315,269            (24,539)
                                                      -------------      -------------      -------------      -------------

Net unrealized appreciation (depreciation)
      of investments:
          Beginning of period                           233,484,058         50,809,951         22,830,609         (2,202,564)
          End of period                                 352,688,520         86,660,519         37,786,748            900,632
                                                      -------------      -------------      -------------      -------------


Change in net unrealized appreciation/
      depreciation of investments                       119,204,462         35,850,568         14,956,139          3,103,196
                                                      -------------      -------------      -------------      -------------

Increase (decrease) in net assets from operations     $ 122,123,702      $  36,542,205      $  14,325,613      $   2,946,581
                                                      =============      =============      =============      =============

                                                                        U.S. Government/        Cash
                                                     High-Yield Bond       AAA-Rated         Management
                                                         Series        Securities Series       Series             TOTAL
                                                      --------------     --------------     --------------     -------------
Investment income:
      Dividends and capital gains distributions       $           0      $           0      $           0      $           0
                                                      --------------     --------------     --------------     -------------
          Total investment income                                 0                  0                  0                  0
                                                      --------------     --------------     --------------     -------------

Expenses:
      Mortality risk charge                                 (48,798)           (42,646)           (50,001)        (1,719,665)
      Expense risk charge                                   (21,349)           (18,658)           (21,875)          (752,353)
      Distribution expense charge                            (9,150)            (7,996)            (9,375)          (322,437)
      Enhanced death benefit charge                            (146)              (116)              (201)            (6,929)
                                                      --------------     --------------     --------------     -------------
          Total expenses                                    (79,443)           (69,416)           (81,452)        (2,801,384)
                                                      --------------     --------------     --------------     -------------

Net investment income (loss)                                (79,443)           (69,416)           (81,452)        (2,801,384)
                                                      --------------     --------------     --------------     -------------

Net realized gains (losses) from securities
      transactions:
          Proceeds from shares sold                       2,720,051          1,705,196          3,996,004         46,011,427
          Cost of shares sold                            (3,378,286)        (1,876,370)        (4,027,249)       (41,477,272)
                                                      --------------     --------------     --------------     -------------

Net realized gains (losses) from
      securities transactions                              (658,235)          (171,174)           (31,245)         4,534,155
                                                      --------------     --------------     --------------     -------------

Net unrealized appreciation (depreciation)
      of investments:
          Beginning of period                           (18,221,493)        (6,256,248)          (768,149)       279,676,164
          End of period                                 (16,782,036)        (6,342,498)          (413,857)       454,498,028
                                                      --------------     --------------     --------------     -------------


Change in net unrealized appreciation/
      depreciation of investments                         1,439,457            (86,250)           354,292        174,821,864
                                                      --------------     --------------     --------------     -------------

Increase (decrease) in net assets from operations     $     701,779      $    (326,840)     $     241,595      $ 176,554,635
                                                      ==============     ==============     ==============     =============

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
          (Portion Relating to the AMERICAN PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                NOVEMBER 30, 1999

                                                          Growth         International      Growth-Income    Asset Allocation
                                                          Series             Series             Series             Series
                                                      -------------      -------------      -------------      -------------
Investment income:
      Dividends and capital gains distributions       $ 245,172,552      $  32,975,428      $ 253,395,145      $  28,741,994
                                                      -------------      -------------      -------------      -------------
          Total investment income                       245,172,552         32,975,428        253,395,145         28,741,994
                                                      -------------      -------------      -------------      -------------

Expenses:
      Mortality risk charge                              (7,616,791)        (1,663,739)        (7,422,759)        (1,025,990)
      Expense risk charge                                (3,332,346)          (727,886)        (3,247,457)          (448,871)
      Distribution expense charge                        (1,428,148)          (311,951)        (1,391,767)          (192,373)
      Enhanced death benefit charge                         (30,112)            (7,057)           (30,097)            (3,540)
                                                      -------------      -------------      -------------      -------------
          Total expenses                                (12,407,397)        (2,710,633)       (12,092,080)        (1,670,774)
                                                      -------------      -------------      -------------      -------------

Net investment income                                   232,765,155         30,264,795        241,303,065         27,071,220
                                                      -------------      -------------      -------------      -------------

Net realized gains (losses) from securities
      transactions:
          Proceeds from shares sold                     185,430,066         44,878,440        162,784,398         26,915,795
          Cost of shares sold                          (130,635,653)       (38,996,974)      (125,615,450)       (23,441,579)
                                                      -------------      -------------      -------------      -------------

Net realized gains (losses) from
      securities transactions                            54,794,413          5,881,466         37,168,948          3,474,216
                                                      -------------      -------------      -------------      -------------

Net unrealized appreciation (depreciation)
      of investments:
          Beginning of period                           181,579,316          6,210,187        208,464,161         18,831,587
          End of period                                 233,484,058         50,809,951         22,830,609         (2,202,564)
                                                      -------------      -------------      -------------      -------------

Change in net unrealized appreciation/
      depreciation of investments                        51,904,742         44,599,764       (185,633,552)       (21,034,151)
                                                      -------------      -------------      -------------      -------------

Increase (decrease) in net assets from operations     $ 339,464,310      $  80,746,025      $  92,838,461      $   9,511,285
                                                      =============      =============      =============      =============

                                                                            U.S. Government/         Cash
                                                          High-Yield Bond      AAA-Rated          Management
                                                               Series       Securities Series        Series             TOTAL
                                                           -------------    -----------------    -------------      -------------
Investment income:
      Dividends and capital gains distributions            $  15,724,038      $   6,124,727      $   4,171,640      $ 586,305,524
                                                           -------------      -------------      -------------      -------------
          Total investment income                             15,724,038          6,124,727          4,171,640        586,305,524
                                                           -------------      -------------      -------------      -------------

Expenses:
      Mortality risk charge                                     (679,157)          (569,436)          (597,243)       (19,575,115)
      Expense risk charge                                       (297,131)          (249,128)          (261,294)        (8,564,113)
      Distribution expense charge                               (127,342)          (106,769)          (111,983)        (3,670,333)
      Enhanced death benefit charge                               (2,279)            (1,638)            (2,189)           (76,912)
                                                           -------------      -------------      -------------      -------------
          Total expenses                                      (1,105,909)          (926,971)          (972,709)       (31,886,473)
                                                           -------------      -------------      -------------      -------------

Net investment income                                         14,618,129          5,197,756          3,198,931        554,419,051
                                                           -------------      -------------      -------------      -------------

Net realized gains (losses) from securities
      transactions:
          Proceeds from shares sold                           40,390,860         27,457,866        115,888,661        603,746,086
          Cost of shares sold                                (42,605,158)       (28,705,329)      (115,628,136)      (505,628,279)
                                                           -------------      -------------      -------------      -------------

Net realized gains (losses) from
      securities transactions                                 (2,214,298)        (1,247,463)           260,525         98,117,807
                                                           -------------      -------------      -------------      -------------

Net unrealized appreciation (depreciation)
      of investments:
          Beginning of period                                 (2,687,390)        (1,889,996)           336,688        410,844,553
          End of period                                      (18,221,493)        (6,256,248)          (768,149)       279,676,164
                                                           -------------      -------------      -------------      -------------

Change in net unrealized appreciation/
      depreciation of investments                            (15,534,103)        (4,366,252)        (1,104,837)      (131,168,389)
                                                           -------------      -------------      -------------      -------------

Increase (decrease) in net assets from operations          $  (3,130,272)     $    (415,959)     $   2,354,619      $ 521,368,469
                                                           =============      =============      =============      =============

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
          (Portion Relating to the AMERICAN PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                             FOR THE ONE MONTH ENDED
                                DECEMBER 31, 1999

                                                         Growth           International        Growth-Income       Asset Allocation
                                                         Series               Series                Series              Series
                                                    ----------------     ----------------     ----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)                  $    (1,208,382)     $      (284,820)     $      (945,795)     $      (132,076)
                                                    ----------------     ----------------     ----------------     ----------------
      Net realized gains (losses) from
          securities transactions                         4,127,622              976,457              315,269              (24,539)
      Change in net unrealized appreciation/
          depreciation of investments                   119,204,462           35,850,568           14,956,139            3,103,196
                                                    ----------------     ----------------     ----------------     ----------------
      Increase (decrease) in net assets from
          operations                                    122,123,702           36,542,205           14,325,613            2,946,581
                                                    ----------------     ----------------     ----------------     ----------------
From capital transactions without
      enhanced death benefit:
          Net proceeds from units sold                      707,956              213,372              446,350               50,864
          Cost of units redeemed                        (11,227,444)          (2,630,128)         (12,283,947)          (1,793,646)
          Net transfers                                  (1,739,330)            (493,824)          (2,239,426)            (973,132)
                                                    ----------------     ----------------     ----------------     ----------------
      Increase (decrease) in net assets from
          capital transactions                          (12,258,818)          (2,910,580)         (14,077,023)          (2,715,914)
                                                    ----------------     ----------------     ----------------     ----------------

From capital transactions with
      enhanced death benefit:
          Net proceeds from units sold                        2,720                  591                4,880                  355
          Cost of units redeemed                           (162,413)             (57,273)            (224,831)             (13,867)
          Net transfers                                    (121,056)             143,646             (369,410)                 930
                                                    ----------------     ----------------     ----------------     ----------------
      Increase (decrease) in net assets from
          capital transactions                             (280,749)              86,964             (589,361)             (12,582)
                                                    ----------------     ----------------     ----------------     ----------------
Total increase (decrease) in net assets from
      capital transactions                              (12,539,567)          (2,823,616)         (14,666,384)          (2,728,496)
Increase (decrease) in net assets                       109,584,135           33,718,589             (340,771)             218,085
Net assets at beginning of period                     1,031,722,826          239,753,729          865,456,606          120,105,395
                                                    ----------------     ----------------     ----------------     ----------------
Net assets at end of period                         $ 1,141,306,961      $   273,472,318      $   865,115,835      $   120,323,480
                                                    ================     ================     ================     ================

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Series without enhanced death benefit:
      Units sold                                              4,801                6,237                5,079                1,727
      Units redeemed                                        (75,809)             (76,825)            (141,548)             (58,097)
      Units transferred                                     (11,901)             (15,003)             (25,730)             (31,549)
                                                    ----------------     ----------------     ----------------     ----------------
Decrease in units outstanding                               (82,909)             (85,591)            (162,199)             (87,919)
Beginning units                                           7,157,890            7,218,730            9,592,209            3,802,018
                                                    ----------------     ----------------     ----------------     ----------------
Ending units                                              7,074,981            7,133,139            9,430,010            3,714,099
                                                    ================     ================     ================     ================
Series with enhanced death benefit:
      Units sold                                                 18                   17                   57                   12
      Units redeemed                                         (1,099)              (1,687)              (2,610)                (444)
      Units transferred                                        (741)               4,204               (4,187)                  31
                                                    ----------------     ----------------     ----------------     ----------------
Increase in units outstanding                                (1,822)               2,534               (6,740)                (401)
Beginning units                                             236,857              260,559              331,039              110,383
                                                    ----------------     ----------------     ----------------     ----------------
Ending units                                                235,035              263,093              324,299              109,982
                                                    ================     ================     ================     ================

                                                                     U.S. Government/           Cash
                                                 High-Yield Bond         AAA-Rated           Management
                                                      Series         Securities Series          Series                TOTAL
                                                 ----------------     ----------------     ----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income (loss)               $       (79,443)     $       (69,416)     $       (81,452)     $    (2,801,384)
                                                 ----------------     ----------------     ----------------     ----------------
      Net realized gains (losses) from
          securities transactions                       (658,235)            (171,174)             (31,245)           4,534,155
      Change in net unrealized appreciation/
          depreciation of investments                  1,439,457              (86,250)             354,292          174,821,864
                                                 ----------------     ----------------     ----------------     ----------------
      Increase (decrease) in net assets from
          operations                                     701,779             (326,840)             241,595          176,554,635
                                                 ----------------     ----------------     ----------------     ----------------
From capital transactions without
      enhanced death benefit:
          Net proceeds from units sold                    25,373               20,056               21,287            1,485,258
          Cost of units redeemed                      (1,146,825)          (1,203,690)          (3,626,251)         (33,911,931)
          Net transfers                               (1,434,278)            (144,949)           7,186,045              161,106
                                                 ----------------     ----------------     ----------------     ----------------
      Increase (decrease) in net assets from
          capital transactions                        (2,555,730)          (1,328,583)           3,581,081          (32,265,567)
                                                 ----------------     ----------------     ----------------     ----------------

From capital transactions with
      enhanced death benefit:
          Net proceeds from units sold                         0                3,662                1,000               13,208
          Cost of units redeemed                         (18,393)              (4,575)              (1,351)            (482,703)
          Net transfers                                  (37,926)              (3,902)             390,143                2,425
                                                 ----------------     ----------------     ----------------     ----------------
      Increase (decrease) in net assets from
          capital transactions                           (56,319)              (4,815)             389,792             (467,070)
                                                 ----------------     ----------------     ----------------     ----------------
Total increase (decrease) in net assets from
      capital transactions                            (2,612,049)          (1,333,398)           3,970,873          (32,732,637)
Increase (decrease) in net assets                     (1,910,270)          (1,660,238)           4,212,468          143,821,998
Net assets at beginning of period                     72,583,426           63,416,897           70,787,649        2,463,826,528
                                                 ----------------     ----------------     ----------------     ----------------
Net assets at end of period                      $    70,673,156      $    61,756,659      $    75,000,117      $ 2,607,648,526
                                                 ================     ================     ================     ================

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Series without enhanced death benefit:
      Units sold                                             591                  852                1,080
      Units redeemed                                     (26,208)             (49,990)            (182,787)
      Units transferred                                  (32,402)              (6,043)             362,365
                                                 ----------------     ----------------     ----------------
Decrease in units outstanding                            (58,019)             (55,181)             180,658
Beginning units                                        1,618,900            2,572,769            3,449,288
                                                 ----------------     ----------------     ----------------
Ending units                                           1,560,881            2,517,588            3,629,946
                                                 ================     ================     ================
Series with enhanced death benefit:
      Units sold                                               0                  153                   51
      Units redeemed                                        (420)                (191)                 (68)
      Units transferred                                     (866)                (161)              19,653
                                                 ----------------     ----------------     ----------------
Increase in units outstanding                             (1,286)                (199)              19,636
Beginning units                                           40,197               57,036              124,564
                                                 ----------------     ----------------     ----------------
Ending units                                              38,911               56,837              144,200
                                                 ================     ================     ================

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
          (Portion Relating to the AMERICAN PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                NOVEMBER 30, 1999


                                                        Growth           International        Growth-Income      Asset Allocation
                                                        Series               Series               Series              Series
                                                   ---------------      ---------------      ---------------      ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income                        $   232,765,155      $    30,264,795      $   241,303,065      $    27,071,220
                                                   ---------------      ---------------      ---------------      ---------------
      Net realized gains (losses) from
          securities transactions                       54,794,413            5,881,466           37,168,948            3,474,216
      Change in net unrealized appreciation/
          depreciation of investments                   51,904,742           44,599,764         (185,633,552)         (21,034,151)
                                                   ---------------      ---------------      ---------------      ---------------
      Increase (decrease) in net assets from
          operations                                   339,464,310           80,746,025           92,838,461            9,511,285
                                                   ---------------      ---------------      ---------------      ---------------
From capital transactions without
      enhanced death benefit:
          Net proceeds from units sold                  13,100,876            3,101,237           13,436,793            2,523,920
          Cost of units redeemed                      (131,492,615)         (31,530,857)        (121,983,041)         (22,315,136)
          Net transfers                                (17,909,381)          (4,438,860)         (29,366,689)          (3,467,977)
                                                   ---------------      ---------------      ---------------      ---------------
      Increase (decrease) in net assets from
          capital transactions                        (136,301,120)         (32,868,480)        (137,912,937)         (23,259,193)
                                                   ---------------      ---------------      ---------------      ---------------

From capital transactions with
      enhanced death benefit:
          Net proceeds from units sold                     244,663               27,398               70,854               16,838
          Cost of units redeemed                        (3,139,584)          (1,035,441)          (2,819,358)            (371,653)
          Net transfers                                  1,535,683              589,778            1,344,053              138,716
                                                   ---------------      ---------------      ---------------      ---------------
      Increase (decrease) in net assets from
          capital transactions                          (1,359,238)            (418,265)          (1,404,451)            (216,099)
                                                   ---------------      ---------------      ---------------      ---------------
Total increase (decrease) in net assets from
      capital transactions                            (137,660,358)         (33,286,745)        (139,317,388)         (23,475,292)
Increase (decrease) in net assets                      201,803,952           47,459,280          (46,478,927)         (13,964,007)
Net assets at beginning of period                      829,918,874          192,294,449          911,935,533          134,069,402
                                                   ---------------      ---------------      ---------------      ---------------
Net assets at end of period                        $ 1,031,722,826      $   239,753,729      $   865,456,606      $   120,105,395
                                                   ===============      ===============      ===============      ===============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Series without enhanced death benefit:
      Units sold                                           106,290              125,490              158,990               83,909
      Units redeemed                                    (1,124,346)          (1,238,410)          (1,423,871)            (747,714)
      Units transferred                                   (143,990)            (185,282)            (329,367)            (114,423)
                                                   ---------------      ---------------      ---------------      ---------------
Increase (decrease) in units outstanding                (1,162,046)          (1,298,202)          (1,594,248)            (778,228)
Beginning units                                          8,319,936            8,516,932           11,186,457            4,580,246
                                                   ---------------      ---------------      ---------------      ---------------
Ending units                                             7,157,890            7,218,730            9,592,209            3,802,018

Series with enhanced death benefit:
      Units sold                                             1,858                1,008                  661                  597
      Units redeemed                                       (25,992)             (39,577)             (32,294)             (12,361)
      Units transferred                                     14,400               24,544               16,366                4,976
                                                   ---------------      ---------------      ---------------      ---------------
Increase (decrease) in units outstanding                    (9,734)             (14,025)             (15,267)              (6,788)
Beginning units                                            246,591              274,584              346,306              117,171
                                                   ---------------      ---------------      ---------------      ---------------
Ending units                                               236,857              260,559              331,039              110,383
                                                   ===============      ===============      ===============      ===============

                                                                         U.S. Government/           Cash
                                                     High-Yield Bond        AAA-Rated            Management
                                                          Series         Securities Series          Series                TOTAL
                                                     ---------------      ---------------      ---------------      ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income                          $    14,618,129      $     5,197,756      $     3,198,931      $   554,419,051
                                                     ---------------      ---------------      ---------------      ---------------
      Net realized gains (losses) from
          securities transactions                         (2,214,298)          (1,247,463)             260,525           98,117,807
      Change in net unrealized appreciation/
          depreciation of investments                    (15,534,103)          (4,366,252)          (1,104,837)        (131,168,389)
                                                     ---------------      ---------------      ---------------      ---------------
      Increase (decrease) in net assets from
          operations                                      (3,130,272)            (415,959)           2,354,619          521,368,469
                                                     ---------------      ---------------      ---------------      ---------------
From capital transactions without
      enhanced death benefit:
          Net proceeds from units sold                     1,426,041            1,211,804            1,498,214           36,298,885
          Cost of units redeemed                         (14,151,044)         (13,908,469)         (41,669,609)        (377,050,771)
          Net transfers                                   (9,435,709)          (2,651,691)          44,373,459          (22,896,848)
                                                     ---------------      ---------------      ---------------      ---------------
      Increase (decrease) in net assets from
          capital transactions                           (22,160,712)         (15,348,356)           4,202,064         (363,648,734)
                                                     ---------------      ---------------      ---------------      ---------------

From capital transactions with
      enhanced death benefit:
          Net proceeds from units sold                         3,860               34,919               21,729              420,261
          Cost of units redeemed                            (439,078)            (370,879)          (3,103,222)         (11,279,215)
          Net transfers                                     (697,580)            (103,834)           3,552,013            6,358,829
                                                     ---------------      ---------------      ---------------      ---------------
      Increase (decrease) in net assets from
          capital transactions                            (1,132,798)            (439,794)             470,520           (4,500,125)
                                                     ---------------      ---------------      ---------------      ---------------
Total increase (decrease) in net assets from
      capital transactions                               (23,293,510)         (15,788,150)           4,672,584         (368,148,859)
Increase (decrease) in net assets                        (26,423,782)         (16,204,109)           7,027,203          153,219,610
Net assets at beginning of period                         99,007,208           79,621,006           63,760,446        2,310,606,918
                                                     ---------------      ---------------      ---------------      ---------------
Net assets at end of period                          $    72,583,426      $    63,416,897      $    70,787,649      $ 2,463,826,528
                                                     ===============      ===============      ===============      ===============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Series without enhanced death benefit:
      Units sold                                              34,677               50,256               77,574
      Units redeemed                                        (320,670)            (576,570)          (2,141,269)
      Units transferred                                     (205,338)            (109,978)           2,291,458
                                                     ---------------      ---------------      ---------------
Increase (decrease) in units outstanding                    (491,331)            (636,292)             227,763
Beginning units                                            2,110,231            3,209,061            3,221,525
                                                     ---------------      ---------------      ---------------
Ending units                                               1,618,900            2,572,769            3,449,288

Series with enhanced death benefit:
      Units sold                                                  82                1,421                1,127
      Units redeemed                                          (9,790)             (15,345)            (159,734)
      Units transferred                                      (15,639)              (4,292)             182,778
                                                     ---------------      ---------------      ---------------
Increase (decrease) in units outstanding                     (25,347)             (18,216)              24,171
Beginning units                                               65,544               75,252              100,393
                                                     ---------------      ---------------      ---------------
Ending units                                                  40,197               57,036              124,564
                                                     ===============      ===============      ===============

                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
          (Portion Relating to the AMERICAN PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                NOVEMBER 30, 1998


                                                      Growth           International        Growth-Income      Asset Allocation
                                                      Series               Series              Series                Series
                                                 ---------------      ---------------      ---------------      ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income                      $   140,936,602      $    55,186,652      $   171,521,590      $    21,790,889

      Net realized gains (losses) from
          securities transactions                     36,100,628            6,770,497           48,041,283            6,314,535
      Change in net unrealized appreciation/
          depreciation of investments                 (4,153,331)         (35,151,898)         (99,061,374)         (16,945,240)
                                                 ---------------      ---------------      ---------------      ---------------
      Increase in net assets from operations         172,883,899           26,805,251          120,501,499           11,160,184
                                                 ---------------      ---------------      ---------------      ---------------
From capital transactions without
      enhanced death benefit:
          Net proceeds from units sold                11,310,144            3,843,803           13,409,149            2,037,565
          Cost of units redeemed                    (136,909,441)         (44,436,282)        (149,042,375)         (32,041,051)
          Net transfers                              (38,843,723)         (23,032,791)         (47,914,350)          (5,598,877)
                                                 ---------------      ---------------      ---------------      ---------------
      Decrease in net assets from capital
          transactions                              (164,443,020)         (63,625,270)        (183,547,576)         (35,602,363)
                                                 ---------------      ---------------      ---------------      ---------------

From capital transactions with
      enhanced death benefit:
          Net proceeds from units sold                    60,352               12,582               86,117               48,439
          Cost of units redeemed                      (2,262,899)            (658,863)          (1,708,249)            (554,229)
          Net transfers                               22,440,174            6,419,902           26,173,576            3,571,081
                                                 ---------------      ---------------      ---------------      ---------------
      Increase in net assets from capital
          transactions                                20,237,627            5,773,621           24,551,444            3,065,291
                                                 ---------------      ---------------      ---------------      ---------------
Total decrease in net assets from
      capital transactions                          (144,205,393)         (57,851,649)        (158,996,132)         (32,537,072)
Increase (decrease) in net assets                     28,678,506          (31,046,398)         (38,494,633)         (21,376,888)
Net assets at beginning of period                    801,240,368          223,340,847          950,430,166          155,446,290
                                                 ---------------      ---------------      ---------------      ---------------
Net assets at end of period                      $   829,918,874      $   192,294,449      $   911,935,533      $   134,069,402
                                                 ===============      ===============      ===============      ===============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Series without enhanced death benefit:
      Units sold                                         129,681              183,727              177,384               73,780
      Units redeemed                                  (1,575,198)          (2,089,593)          (1,984,051)          (1,157,060)
      Units transferred                                 (439,113)          (1,139,794)            (638,965)            (206,053)
                                                 ---------------      ---------------      ---------------      ---------------
Decrease in units outstanding                         (1,884,630)          (3,045,660)          (2,445,632)          (1,289,333)
Beginning units                                       10,204,566           11,562,592           13,632,089            5,869,579
                                                 ---------------      ---------------      ---------------      ---------------
Ending units                                           8,319,936            8,516,932           11,186,457            4,580,246
                                                 ===============      ===============      ===============      ===============
Series with enhanced death benefit:
      Units sold                                             733                  591                1,180                1,604
      Units redeemed                                     (25,136)             (30,359)             (22,792)             (19,293)
      Units transferred                                  256,158              295,902              348,315              128,582
                                                 ---------------      ---------------      ---------------      ---------------
Increase in units outstanding                            231,755              266,134              326,703              110,893
Beginning units                                           14,836                8,450               19,603                6,278
                                                 ---------------      ---------------      ---------------      ---------------
Ending units                                             246,591              274,584              346,306              117,171
                                                 ===============      ===============      ===============      ===============

                                                                         U.S. Government/         Cash
                                                   High-Yield Bond          AAA-Rated          Management
                                                       Series            Securities Series       Series                TOTAL
                                                   ---------------      ---------------      ---------------      ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income                        $    12,298,068      $     5,389,473      $     3,085,616      $   410,208,890
                                                   ---------------      ---------------      ---------------      ---------------
      Net realized gains (losses) from
          securities transactions                         (722,281)          (1,360,571)            (359,346)          94,784,745
      Change in net unrealized appreciation/
          depreciation of investments                   (8,779,751)           1,375,704             (204,232)        (162,920,122)
                                                   ---------------      ---------------      ---------------      ---------------
      Increase in net assets from operations             2,796,036            5,404,606            2,522,038          342,073,513
                                                   ---------------      ---------------      ---------------      ---------------
From capital transactions without
      enhanced death benefit:
          Net proceeds from units sold                   1,562,604              945,018              922,605           34,030,888
          Cost of units redeemed                       (22,720,142)         (18,518,179)         (44,573,172)        (448,240,642)
          Net transfers                                 (4,224,512)           8,495,231           33,786,324          (77,332,698)
                                                   ---------------      ---------------      ---------------      ---------------
      Decrease in net assets from capital
          transactions                                 (25,382,050)          (9,077,930)          (9,864,243)        (491,542,452)
                                                   ---------------      ---------------      ---------------      ---------------

From capital transactions with
      enhanced death benefit:
          Net proceeds from units sold                          75                1,887                7,924              217,376
          Cost of units redeemed                          (307,333)             (80,126)            (931,892)          (6,503,591)
          Net transfers                                  3,229,001            1,763,618            2,800,630           66,397,982
                                                   ---------------      ---------------      ---------------      ---------------
      Increase in net assets from capital
          transactions                                   2,921,743            1,685,379            1,876,662           60,111,767
                                                   ---------------      ---------------      ---------------      ---------------
Total decrease in net assets from
      capital transactions                             (22,460,307)          (7,392,551)          (7,987,581)        (431,430,685)
Increase (decrease) in net assets                      (19,664,271)          (1,987,945)          (5,465,543)         (89,357,172)
Net assets at beginning of period                      118,671,479           81,608,951           69,225,989        2,399,964,090
                                                   ---------------      ---------------      ---------------      ---------------
Net assets at end of period                        $    99,007,208      $    79,621,006      $    63,760,446      $ 2,310,606,918
                                                   ===============      ===============      ===============      ===============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Series without enhanced death benefit:
      Units sold                                            34,384               40,919               49,397
      Units redeemed                                      (498,009)            (794,063)          (2,358,982)
      Units transferred                                    (82,677)             355,501            1,792,405
                                                   ---------------      ---------------      ---------------
Decrease in units outstanding                             (546,302)            (397,643)            (517,180)
Beginning units                                          2,656,533            3,606,704            3,738,705
                                                   ---------------      ---------------      ---------------
Ending units                                             2,110,231            3,209,061            3,221,525
                                                   ===============      ===============      ===============
Series with enhanced death benefit:
      Units sold                                                 2                   80                  424
      Units redeemed                                        (6,835)              (3,422)             (49,216)
      Units transferred                                     71,015               75,343              149,185
                                                   ---------------      ---------------      ---------------
Increase in units outstanding                               64,182               72,001              100,393
Beginning units                                              1,362                3,251                    0
                                                   ---------------      ---------------      ---------------
Ending units                                                65,544               75,252              100,393
                                                   ===============      ===============      ===============


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
          (PORTION RELATING TO THE AMERICAN PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity) of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services company. At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc., a Maryland corporation. On January 1, 1999, SunAmerica Inc. merged with and into AIG in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, immediately prior to the effectiveness of the merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Holdings, Inc., a Delaware corporation. SunAmerica Holdings, Inc. subsequently changed its name to SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

        The Separate Account is composed of seven variable series (the "Variable Accounts"). Each of the Variable Accounts is invested solely in shares of a designated series of the Anchor Pathway Fund (the "Fund"). The Fund is a diversified, open-end, affiliated investment company, which retains an investment adviser to assist in the investment activities of the Fund. The contractholder may elect to have payments allocated to a guaranteed-interest fund of the Company (the "General Account"), which is not a part of the Separate Account. If no election is made, the payments will be invested according to the contractholder's last allocation instructions. The financial statements include balances allocated by the contractholder to the seven Variable Accounts and do not include balances allocated to the General Account.

        The inception date of the Growth Series, Growth-Income Series, High-Yield Bond Series and Cash Management Series Portfolios was February 7, 1984. The inception date of the U.S. Government/AAA-Rated Securities Series Portfolio was November 20, 1985. The inception date of the Asset Allocation Series Portfolio was March 31, 1989. The inception date of the International Series Portfolio was May 3, 1990.

        The investment objectives and policies of the seven series of the Fund are summarized below:

        The GROWTH SERIES seeks growth of capital. This portfolio invests primarily in common stocks or securities with common stock characteristics.

        The INTERNATIONAL SERIES seeks long-term growth of capital. This portfolio invests in securities of issuers domiciled outside the United States.

                            VARIABLE SEPARATE ACCOUNT
          (PORTION RELATING TO THE AMERICAN PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The GROWTH-INCOME SERIES seeks growth of capital and income. This portfolio invests primarily in securities which demonstrate the potential for appreciation and/or dividends.

        The ASSET ALLOCATION SERIES seeks high total return (including income and capital gains) consistent with preservation of capital over the long term. This portfolio invests in a diversified selection of common stocks and other equity-type securities (such as convertible bonds and preferred stocks), bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

        The HIGH-YIELD BOND SERIES seeks a high level of current income and secondarily seeks capital appreciation. This portfolio invests primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

        The U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES seeks a high level of current income consistent with prudent investment risk and preservation of capital. This portfolio invests primarily in a combination of (i) securities guaranteed by the U.S. Government and (ii) other debt securities rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investors Service, Inc. or that have not received a rating but are determined to be of comparable quality by the investment adviser.

        The CASH MANAGEMENT SERIES seeks high current yield while preserving capital. This portfolio invests in a diversified selection of money market instruments.

        Purchases and sales of shares of the series of the Fund are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Fund are recognized at the date of sale and are determined on an average cost basis.

        In October, 1997, the Company began to offer an enhanced death benefit to existing and new policyholders. Choice of this benefit results in a 0.10% increase in the Mortality Risk Charge (Note 2), and therefore in slightly reduced accumulation unit values. The two accumulation unit values for each Variable Account are computed daily based on the total net assets applicable to policies with and without the enhanced benefit, respectively. The accumulation unit values, the transactions, the number of units and the separate account assets related to policies with and without the enhanced death benefit are shown separately in the financial statements.

                            VARIABLE SEPARATE ACCOUNT
          (PORTION RELATING TO THE AMERICAN PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.      CHARGES AND DEDUCTIONS

        Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

        WITHDRAWAL CHARGES: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount equals 10% of the total of purchase payments made more than one year prior to the date of withdrawal. Should a withdrawal exceed the free withdrawal amount, a contingent deferred sales charge of 5% is imposed on the excess for the first five contract years and paid to the Company.

        The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge will apply.

        CONTRACT ADMINISTRATION CHARGE: An annual contract administration charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract administration charge will be assessed on each anniversary of the issue date of the contract prior to the date when annuity payments begin. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender.

        TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

        PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender, upon death of the contractholder or upon annuitization; however, it reserves the right to deduct premium taxes when incurred. Premium taxes generally range from 0% to 3.5%.

        MORTALITY RISK CHARGE: The Company deducts a mortality risk charge, which equals an annual rate of 0.80% of the net asset value of each series, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant

                            VARIABLE SEPARATE ACCOUNT
          (PORTION RELATING TO THE AMERICAN PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

        CHARGES AND DEDUCTIONS (continued)

        and to provide a death benefit if the contractholder dies prior to the date annuity payments begin. If the contractholder elects the optional enhanced guaranteed minimum death benefit, the mortality risk premium will equal an annual rate of 0.90% of the net asset value of each series, computed on a daily basis.

        EXPENSE RISK CHARGE: The Company deducts an expense risk charge, which equals an annual rate of 0.35% of the net asset value of each series, computed on a daily basis. The expense risk charge is compensation for the risk assumed by the Company that the cost of administering the contracts will exceed the amount received from the contract administration charge.

        DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each series, computed on a daily basis. The distribution expense charge is designed to compensate the Company for assuming a distribution expense risk due to the guarantee that the withdrawal charge stated in the Contract will not be increased.

        SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                            VARIABLE SEPARATE ACCOUNT
          (PORTION RELATING TO THE AMERICAN PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.      INVESTMENT IN ANCHOR AMERICAN PATHWAY FUND

        The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the one month ended December 31, 1999 consist of the following:

                                  Cost of Shares       Proceeds From
Variable Accounts                    Acquired           Shares Sold
-----------------                 --------------       -------------
Growth Series                      $ 1,432,251          $15,180,200
International Series                   650,704            3,759,140
Growth-Income Series                    75,422           15,687,601
Asset Allocation Series                102,663            2,963,235
High-Yield Bond Series                  28,559            2,720,051
U.S. Government/AAA-Rated
   Securities Series                   302,382            1,705,196
Cash Management Series               7,885,425            3,996,004

        The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the year ended November 30, 1999 consist of the following:

                                  Cost of Shares         Proceeds From
Variable Accounts                    Acquired             Shares Sold
-----------------                 --------------         -------------
Growth Series                      $280,534,863          $185,430,066
International Series                 41,856,490            44,878,440
Growth-Income Series                264,770,075           162,784,398
Asset Allocation Series              30,511,723            26,915,795
High-Yield Bond Series               31,715,479            40,390,860
U.S. Government/AAA-Rated
   Securities Series                 16,867,472            27,457,866
Cash Management Series              123,760,176           115,888,661

                            VARIABLE SEPARATE ACCOUNT
          (PORTION RELATING TO THE AMERICAN PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.      FEDERAL INCOME TAXES

        The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.


5.      FISCAL YEAR CHANGE

        Effective December 31, 1999, the Separate Account changed its fiscal year end from November 30 to December 31. Accordingly, the financial statements include the results of operations for the transition period, which are not necessarily indicative of operations for a full year.

        Results for the comparable prior period are summarized below.

                                                           One month ended
                                                          December 31, 1998
                                                          -----------------
Total investment income                                     $           0
                                                            -------------
Net investment income (loss)                                   (2,587,567)

Net realized gains from securities transactions                 8,993,807

Change in net unrealized appreciation/depreciation
         of investments                                       128,182,000
                                                            -------------
Increase in net assets from operations                      $ 134,588,240
                                                            =============